UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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☐	Preliminary Proxy Statement
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☒	Definitive Consent Solicitation Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MARINE PETROLEUM TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Consent Solicitation Statement, if other than the Registrant)

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MARINE PETROLEUM TRUST
c/o U.S. Trust, Bank of America
Private Wealth Management
901 Main Street, 17th Floor
Dallas, Texas 75202

March 28, 2014

Dear Unit Holder:

The trustee of the Marine Petroleum Trust (the “Trust”) is soliciting your consent (i) to approve the appointment of Southwest Bank as successor trustee of the Trust, (ii) to approve an amendment to the Restated Marine Petroleum Trust Indenture dated January 1, 1984 (the “Indenture”) that would permit a bank other than a national bank to serve as trustee of the Trust and (iii) to approve certain other amendments to the Indenture described in the enclosed Consent Solicitation Statement.

We urge you to read the enclosed Consent Solicitation Statement before you decide to vote. Please complete, sign, date and return the enclosed Written Consent as promptly as possible. It is important that your Units of Beneficial Interest of the Trust be represented by your consent.

Very truly yours,

BANK OF AMERICA, N.A.,
Trustee of the Marine Petroleum Trust

/s/ Ron E. Hooper

RON E. HOOPER
Senior Vice President

YOUR VOTE IS IMPORTANT

All Unit Holders are urged to complete, sign, date and return the enclosed Written Consent as promptly as possible in the enclosed postage paid envelope. Returning your Written Consent will help the Trust avoid the additional expense of duplicate consent solicitations.

i

MARINE PETROLEUM TRUST
c/o U.S. Trust, Bank of America
Private Wealth Management
901 Main Street, 17th Floor
Dallas, Texas 75202

NOTICE OF CONSENT SOLICITATION

PLEASE TAKE NOTICE THAT the trustee of the Marine Petroleum Trust (the “Trust”), a royalty trust formed under the laws of the state of Texas and governed by the terms of the Restated Marine Petroleum Trust Indenture dated January 1, 1984 (the “Indenture”) is requesting your written consent on the following matters:

(1)	approval of the appointment of Southwest Bank as successor trustee to serve as trustee of the Trust once the resignation of Bank of America, N.A., the current Trustee of the Trust, takes effect;
(2)	approval of an amendment to the Indenture to permit a bank other than a national bank to serve as trustee of the Trust;
(3)	approval of certain amendments to the Indenture regarding ministerial items;
(4)	approval of certain amendments to the Indenture regarding expert advice on termination;
(5)	approval of certain amendments to the Indenture regarding a direct registration system;
(6)	approval of certain amendments to the Indenture regarding asset sales;
(7)	approval of certain amendments to the Indenture regarding electronic consent or consent at a meeting;
(8)	approval of certain amendments to the Indenture regarding investments; and
(9)	approval of certain amendments to the Indenture to extend the Trust.

The close of business on March 28, 2014 (the “Record Date”), has been fixed as the date of record (as described in the Indenture) for the determination of unit holders entitled to act by written consent with respect to the above matters. Only certificate holders of record of Units of Beneficial Interest (the “Units”) of the Trust at the close of business on the Record Date are entitled to act by written consent with respect to the above matters. A list of unit holders entitled to act by written consent with respect to the above matters will be available for inspection by any unit holder for any purpose germane to the Consent Solicitation during ordinary business hours for the ten days following the date of this Notice at the Trustee’s offices at 901 Main Street, 17th Floor, Dallas, Texas. Please complete, sign, date and return the enclosed Written Consent as promptly as possible. You may revoke your Written Consent before Monday, May 12, 2014 (the “Expiration Date”) as described in the Consent Solicitation Statement under the heading “Solicitation and Revocability of Written Consent.”

By Order of Bank of America, N.A.,

Trustee of the Marine Petroleum Trust

/s/ Ron E. Hooper

Ron E. Hooper
Senior Vice President

Dallas, Texas
March 28, 2014

MARINE PETROLEUM TRUST
c/o U.S. Trust, Bank of America
Private Wealth Management
901 Main Street, 17th Floor
Dallas, Texas 75202

CONSENT SOLICITATION STATEMENT

SOLICITATION AND REVOCABILITY OF WRITTEN CONSENTS

The trustee of the Trust, Bank of America, N.A. through its U.S. Trust, Bank of America Private Wealth Management division (the “Trustee”), requests your written consent for the matters described in the attached Notice of Consent Solicitation and this Consent Solicitation Statement. By signing and returning the enclosed Written Consent you authorize the matters described herein. This Consent Solicitation Statement and the form of Written Consent were first mailed to unit holders of the Trust (“Unit Holders”) on or about            , 2014.

This solicitation of written consents is made by the Trustee of the Trust. In addition, the Trust has engaged AST Phoenix Advisors (the “Proxy Solicitor”) to assist in the solicitation of written consents, and it estimates that it will pay the Proxy Solicitor approximately $25,000, which includes the fee of the Proxy Solicitor plus certain costs and expenses. The Trust has also agreed to indemnify the Proxy Solicitor against certain losses arising out of its services. Representatives of the Trustee may solicit written consents personally or by telephone, telegram or other forms of wire or facsimile communication. The Trust may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Units that those companies hold of record. The Trustee will pay the costs of the solicitation, including reimbursement of forwarding expenses and fees and expenses of the Proxy Solicitor; however, Southwest Bank has agreed to reimburse the Trustee for 60% of the costs and expenses of the solicitation in connection with the Consent Solicitation Statement and meetings of unit holders of the six other trusts for whom Bank of America will resign as trustee, not to exceed an aggregate of $360,000 for all seven trusts.

You may revoke your written consent at any time before May 12, 2014 (the “Expiration Date”) by (a) signing and submitting a later-dated written consent to the Trustee or (b) delivering written notice of revocation of the written consent to the Trustee. Following the Expiration Date, your written consent shall become irrevocable.

VOTING SECURITIES

The only outstanding voting securities of the Trust are the Units. As of the close of business on the Record Date, there were 2,000,000 Units outstanding and entitled to act by written consent. Each outstanding Unit is entitled to one vote.

PROPOSAL ONE — APPOINTMENT OF SUCCESSOR TRUSTEE

On January 9, 2014, the Trustee submitted a notice of its resignation as trustee of the Trust to the Unit Holders. The Trustee’s notice of resignation stated that it would nominate Southwest Bank, an independent state bank chartered under the laws of the State of Texas and headquartered in Fort Worth, Texas (“Southwest Bank”) as its potential successor and solicit consents of Unit Holders for the purpose of appointing Southwest Bank as a successor. Prior to nominating Southwest Bank, the Trustee formed a committee to solicit, investigate and choose a nominee. The committee distributed requests for proposal and held discussions with a number of potential candidates.

If the Unit Holders appoint Southwest Bank as successor trustee by written consent, the Trustee’s resignation will take effect on May 30, 2014, assuming the satisfaction or waiver of the following conditions:

•	The appointment of Southwest Bank as trustee of the Sabine Royalty Trust (another royalty trust for which Bank of America, N.A. currently serves as trustee);
•	The appointment of Southwest Bank or another successor trustee as trustee of five other royalty trusts for which Bank of America, N.A. currently serves as trustee and as agent under a disbursing arrangement for which Bank of America, N.A. currently serves as agent;
•	The accuracy of certain representations and warranties and performance of certain agreements made by Southwest Bank in an agreement between Bank of America, N.A. and Southwest Bank; and
•	No governmental injunction, order or other action that would prohibit Southwest Bank’s appointment, the Trustee’s resignation or the other actions described above.

If the conditions described above have not been satisfied or waived by the Trustee as of May 30, 2014, the resignation shall be effective August 29, 2014, assuming all of the conditions described above have been satisfied or waived by the Trustee as of such date. If the resignation is not effective as of such later effective date, the Trustee will notify Unit Holders of the new effective date.

Required Consent

The appointment of Southwest Bank as the successor trustee requires the written direction of Unit Holders owning a majority of the outstanding Units. Accordingly, abstentions and broker non-votes in the appointment of the successor trustee will have the effect of votes against Southwest Bank as successor trustee. If the enclosed Written Consent is returned and you have indicated how you wish to vote, the Written Consent will be voted in accordance with your instructions. Should the enclosed Written Consent be returned without instructions on how you wish to vote on this Proposal One, your Written Consent will be deemed to vote FOR the appointment of Southwest Bank as successor trustee.

The Trustee recommends the Unit Holders vote “FOR” the appointment of Southwest Bank as successor trustee.

PROPOSAL TWO — AMENDMENT TO THE INDENTURE TO PERMIT A BANK
OTHER THAN A NATIONAL BANK TO SERVE AS TRUSTEE

Background, Reasons for and Effect of the Proposed Amendment

Southwest Bank is a state bank, chartered under Texas law. The Indenture currently requires the successor trustee to be a national bank or trust company having its principal office in the State of Texas and having unimpaired capital and surplus of at least $3,000,000. Southwest Bank meets the conditions of the Indenture pertaining to capital, surplus and principal office. To permit Southwest Bank to serve as successor trustee, the Indenture must be amended to allow a qualified state or national bank to serve as trustee.

The Trustee is proposing to amend the second sentence of Article VI, Section 8 of the Indenture to read as follows (Appendix A includes a “black-line” version showing all proposed amendments to the Indenture):

“Any successor Trustee shall be a state or national bank or trust company having its principal office in the State of Texas and having an unimpaired capital and surplus of not less than Three Million Dollars ($3,000,000.00).”

The effect of the proposed amendment would be to permit either a state or national bank that meets the capital, surplus and principal office requirements of the Indenture (including Southwest Bank) to serve as a trustee of the Trust.

Required Consent

The amendment to the Indenture in this Proposal Two requires the written direction of Unit Holders owning at least eighty percent (80%) of the outstanding Units. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Indenture will have the effect of votes against such amendment. If the enclosed Written Consent is returned and you have indicated how you wish to vote, the Written Consent will be voted in accordance with your instructions. Should the enclosed Written Consent be returned without instructions on how you wish to vote on this Proposal Two, your Written Consent will be deemed to vote FOR such amendment.

The Trustee recommends the Unit Holders vote “FOR” this amendment to the Indenture.

PROPOSAL THREE — AMENDMENT TO THE INDENTURE
REGARDING MINISTERIAL ITEMS

Background, Reasons for and Effect of the Proposed Amendment

The Indenture that created the Trust was entered into on June 1, 1956, and was amended in September 1956, June 1968, September 1975, and Restated as of January 1, 1984. The following amendments are intended to update the Indenture to ensure accurate cross-references to current legal authority. The following amendment is reflected in the “black-line” version of the Indenture attached hereto as Appendix A. (The “black-line” version of the Indenture underlines new text that is inserted and strikes through all text that is deleted as a result of the amendments to the Indenture described in this Consent Solicitation Statement.)

1. Texas Trust Code.  The Texas Trust Act, which governs certain aspects of the Indenture, has been re-codified and is now referred to as the “Texas Trust Code.” The following references in the Indenture to the Texas Trust Act will be revised as follows to refer to the Texas Trust Code.

A. Article IX, Section 4. Change “Texas Trust Act” to “Texas Trust Code.” The revised Section 4 will read in part:

“Insofar as may be provided, it is hereby provided that this Trust shall not be subject to the provisions of the Texas Trust Code as it may now or hereafter be written.”

The effect of the above amendment would be to eliminate an outdated reference and modernize the Indenture.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of this amendment.

Required Consent

The amendment to the Indenture in this Proposal requires the written direction of Unit Holders owning at least eighty percent (80%) of the outstanding Units. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Indenture will have the effect of a vote against such amendment. If the enclosed Written Consent is returned and you have indicated how you wish to vote, the Written Consent will be voted in accordance with your instructions. Should the enclosed Written Consent be returned without instructions on how you wish to vote for this Proposal Three, your Written Consent will be deemed to vote FOR such amendment.

The Trustee recommends the Unit Holders vote “FOR” this amendment to the Indenture.

PROPOSAL FOUR — AMENDMENTS TO THE INDENTURE
REGARDING EXPERT ADVICE UPON TERMINATION

Background, Reasons for and Effect of the Proposed Amendments

Article X, Section 3 of the Indenture addresses certain procedures related to the liquidating and winding up of the affairs of the Trust at its termination. This section will be revised to clarify that the trustee may engage experts to assist it in the winding up of the Trust’s affairs. The amendment will provide that the trustee is entitled to rely on such experts’ advice and to be reimbursed for such experts’ fees and expenses. This section will be revised by inserting the following sentence immediately following the first sentence in Article X, Section 3:

“The Trustee may engage the services of one or more investment advisors or other parties deemed by the Trustee to be qualified as experts on such matters to assist with such sales and shall be entitled to rely on the advice of such persons as contemplated by Article VI, Section 5.”

In addition, the list of professional and expert persons in Article VI, Section 5 with whom the trustee may contract for services will be expanded by inserting “, investment advisors” in such list.

The effect of the proposed amendments would be to permit the trustee to engage and rely on investment advisors or other experts to assist it with the sale of Trust properties upon a liquidation of the Trust.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of these amendments.

Required Consent

The amendments to the Indenture in this Proposal require the written direction of Unit Holders owning at least eighty percent (80%) of the outstanding Units. Accordingly, abstentions and broker non-votes in the adoption of these amendments to the Indenture will have the effect of a vote against such amendments. If the enclosed Written Consent is returned and you have indicated how you wish to vote, the Written Consent will be voted in accordance with your instructions. Should the enclosed Written Consent be returned without instructions on how you wish to vote for this Proposal Four, your Written Consent will be deemed to vote FOR such amendments.

The Trustee recommends the Unit Holders vote “FOR” these amendments to the Indenture.

PROPOSAL FIVE — AMENDMENTS TO THE INDENTURE
REGARDING A DIRECT REGISTRATION SYSTEM

Background, Reasons for and Effect of the Proposed Amendments

The Units are currently listed securities on the National Association of Securities Dealers Automated Quotations (“NASDAQ”). Pursuant to NASDAQ Listing Rules 5255 and 5210(c), all securities listed on the NASDAQ must be eligible for a direct registration program (“DRP”). While the Trust is technically eligible for DRP, it cannot participate in the system because the Indenture dated June 1, 1956, and amended and restated most recently January 1, 1984 requires that ownership of Units be evidenced by certificates. Proposal Five, if approved, will amend the Indenture to allow for uncertificated Units, which would permit the Trust to participate in the DRP.

A DRP allows companies to issue units or shares in uncertificated (or book-entry) form rather than requiring actual paper certificates. These book-entry units or shares can then be transferred electronically between brokers and transfer agents, removing the need for printing, handling and delivering paper certificates. A DRP also provides greater security both to holders of units or shares, who avoid the risk of lost or stolen certificates and the associated replacement fees, and to issuers, who eliminate the risk of cancelled certificates being fraudulently presented as valid. Because of these and other benefits, the securities industry encourages companies to participate in a DRP. Because the Indenture requires physical certificates to represent the Units and does not authorize the trustee to alter that requirement, Unit Holder action is necessary to amend the Indenture to allow the Trust to participate in a DRP. The amendment to allow uncertificated Units is reflected primarily in Article V of the “black-line” version of the Indenture attached hereto as Appendix A.

If Proposal Five is approved by the Unit Holders, Articles I, II, III, IV, V, VI, VII, VIII, IX, X, and XI of the Indenture will be revised to read as set forth in Appendix A.

The effect of the proposed amendments would be to permit Trust Units to be uncertificated and permit the Trust to participate in a DRP.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of these amendments.

Required Consent

The amendments to the Indenture in this Proposal require the written direction of Unit Holders owning at least eighty percent (80%) of the outstanding Units. Accordingly, abstentions and broker non-votes in the adoption of these amendments to the Indenture will have the effect of a vote against such amendments. If the enclosed Written Consent is returned and you have indicated how you wish to vote, the Written Consent will be voted in accordance with your instructions. Should the enclosed Written Consent be returned without instructions on how you wish to vote for this Proposal Five, your Written Consent will be deemed to vote FOR such amendments.

The Trustee recommends the Unit Holders vote “FOR” these amendments to the Indenture.

PROPOSAL SIX — AMENDMENTS TO THE INDENTURE
REGARDING ASSET SALES

Background, Reasons for and Effect of the Proposed Amendments

The Indenture prohibits the trustee from selling any of the Trust assets. Occasionally opportunities present whereby a better return on properties, or a significant savings in operating costs could be obtained if the trustee sold or conveyed such properties. The Trustee now proposes to seek authorization for certain small sales if the trustee deems them to be in the best interests of the Unit Holders. In order to facilitate any sale of the royalties that the trustee determines to be in the best interest of the Unit Holders, Proposal Six amends the Indenture to permit the trustee to sell up to one percent (1%) of the value (based on year end engineering reports) of the royalties in any twelve month period. This amendment regarding asset sales is reflected in Article IX, Section 10 of the “black-line” version of the Indenture attached hereto as Appendix A.

If Proposal Six is approved by the Unit Holders, a new Section 10 will be inserted into Article IX of the Indenture and will read as follows (the proposed Section number and text below assumes the passage of Proposal Seven below which will renumber the Sections of Article IX, causing this new Section to be numbered as Section 10):

“Section 10. Notwithstanding Article IV hereof or anything to the contrary contained in this Indenture, during any twelve-month period the Trustee may without obtaining the consent of the Unit Holders sell, assign, transfer and convey up to one percent (1%) of the value of the royalties in any one or more transactions that the Trustee determines to be in the best interest of the Unit Holders. For purposes of this Article IX, Section 10, the value of the royalties to be sold and of all the royalties shall be the discounted present value of the future net revenue attributable to the proved reserves attributable to such royalties, as set forth in a reserve report as of December 31 of the year preceding the date of the definitive sale agreement for any sale (such report to be prepared by independent petroleum engineers selected by Trustee). The use of such values is solely for the purpose of determining compliance with this Article IX, Section 10, and it is recognized that the proceeds of the sale may be greater or lesser than the value so determined.”

In addition, if Proposal Six is approved by the Unit Holders, Article IV of the Indenture, which prohibits selling any part of the Trust, will be revised accordingly to provide that sales pursuant to the above-discussed Article IX, Section 10 will be allowed. This will be accomplished by revising paragraph 3 in this section to read as follows (proposed changes are underlined for ease of reference):

“The Trustee in the performance of its duties hereunder shall not have the power or authority (a) to engage in any trade or business, (b) to invest or reinvest any moneys or properties forming a part of the trust estate, or to use any of such moneys for any purpose other than the purposes authorized herein, or

(c) to sell any part of the trust estate, or to dispose of any part of the trust estate other than in accordance with the provisions of Article IX, Section 10 hereof, or transfers and distributions made in connection with the termination of all or any part of this Trust in accordance with the provisions of Article X hereof.”

The effect of the proposed amendments would be to permit the trustee to sell small amounts of the Trust’s assets, without Unit Holder approval, if the trustee deems it in the best interest of the Unit Holders.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of these amendments.

Required Consent

The amendments to the Indenture in this Proposal require the written direction of Unit Holders owning at least eighty percent (80%) of the outstanding Units. Accordingly, abstentions and broker non-votes in the adoption of these amendments to the Indenture will have the effect of a vote against such amendments. If the enclosed Written Consent is returned and you have indicated how you wish to vote, the Written Consent will be voted in accordance with your instructions. Should the enclosed Written Consent be returned without instructions on how you wish to vote for this Proposal Six, your Written Consent will be deemed to vote FOR such amendments.

The Trustee recommends the Unit Holders vote “FOR” these amendments to the Indenture.

PROPOSAL SEVEN — AMENDMENTS TO THE INDENTURE
REGARDING ELECTRONIC CONSENT OR CONSENT AT A MEETING

Background, Reasons for and Effect of the Proposed Amendments

Article IX, Section 7 of the Indenture provides that whenever Unit Holder authorization, direction or consent is needed, such authorization, direction or consent shall be evidenced in a writing. In order to expand the permissible means by which Unit Holders may give consent in the future to take advantage of technological advances and to offer Unit Holders a variety of methods, Proposal Seven would amend the Indenture to explicitly allow Unit Holders to give consent via telephone and internet. Additionally, Proposal Seven would allow Unit Holders to give or withhold such consent at a meeting.

The amendment regarding electronic mechanisms for giving consent is reflected in Article IX, Section 7 of the “black-line” version of the Indenture attached hereto as Appendix A.

If Proposal Seven is approved by the Unit Holders, Article IX, Section 7 of the Indenture will be revised to read as follows (proposed changes are underlined for ease of reference):

“Whenever provision is made herein for the taking of action pursuant to or upon the authorization, direction or consent of Unit Holders owning a specified percentage of the outstanding Units of interest, such authorization, direction or consent shall be evidenced by an instrument or instruments in writing. A telegram, telex, cablegram, email, or other form of electronic transmission, including telephone transmission, by the Unit Holder or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Unit Holder shall be treated as instruments in writing for purposes of this Article IX, Section 7. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the Unit Holder. Such instruments shall be dated as of the same date. . .”

The amendment regarding meetings and consent at such meetings is reflected in a newly inserted Article IX, Section 8 of the “black-line” version of the Indenture attached hereto as Appendix A. Article IX, Section 8 will read as follows:

“Section 8. In cases where action may be taken by Unit Holders, a meeting may be called by either Trustee or by Unit Holders owning not less than ten percent (10%) in interest of the then outstanding shares. Such meeting shall be held at such time and place in the State of Texas as may be designated in the notice which shall state the business to be transacted at said meeting, and no other business than that stated in the notice shall be transacted at said meeting. Such meeting shall not be held until the expiration of twenty days from the deposit of a copy of said notice in the United States mail properly addressed and postage prepaid, to each Unit Holder at his last known post office address as shown by the records of the Transfer Agent. At any such meeting each Unit Holder may be present and give or withhold consent either in person or by written proxy. A written statement executed and duly acknowledged, in the form required by the laws of Texas and any Federal law or regulation for acknowledgment of deeds, by an authorized officer of the Trustee setting forth the facts concerning the calling of any such meeting, the giving of the notice thereof and of the action taken at said meeting, including the total number of shares represented by all outstanding Units, the number of shares present at such meeting, and the number of shares taking such action, and filed in the records of any county or agency having jurisdiction over any part of the Trust estate, shall be conclusive as to all facts recited in said statement, and all parties dealing with the Trust estate or any part thereof shall be protected in acting in reliance upon any such statement. In the event the Trustee has resigned and no successor Trustee has been appointed at the time of such meeting, the statement of action taken at the meeting of Unit Holders shall be made by an authorized officer of the resigned Trustee and shall have the same force and effect as if such resigned Trustee were still serving in the capacity of Trustee hereunder.

Whenever the consent of Unit Holders is required or permitted by any provision of this Indenture in connection with any action hereunder, a meeting is not required, and consent will be considered granted if at least the same number or percentage of Unit Holders who would have been entitled to take or authorize such action at a meeting, shall consent to such action being taken in a writing satisfying the requirements of this section.

Nothing in this Section 8 or any other provision of this Indenture shall be deemed to give Unit Holders, individually or collectively, any power or right of control over the Trust Estate or the Trustee and their respective rights, duties, powers and activities hereunder, except as may result from the removal of the Trustee, the appointment of successor Trustee, the extension or termination of this Trust, or the amendment of this Indenture.”

The effect of the proposed amendments would be to permit Unit Holders to consent by telephonic or electronic means or to consent at a meeting of Unit Holders.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of these amendments.

Required Consent

The amendments to the Indenture in this Proposal require the written direction of Unit Holders owning at least eighty percent (80%) of the outstanding Units. Accordingly, abstentions and broker non-votes in the adoption of these amendments to the Indenture will have the effect of a vote against such amendments. If the enclosed Written Consent is returned and you have indicated how you wish to vote, the Written Consent will be voted in accordance with your instructions. Should the enclosed Written Consent be returned without instructions on how you wish to vote for this Proposal Seven, your Written Consent will be deemed to vote FOR such amendments.

The Trustee recommends the Unit Holders vote “FOR” these amendments to the Indenture.

PROPOSAL EIGHT — AMENDMENTS TO THE INDENTURE
REGARDING INVESTMENTS

Background, Reasons for and Effect of the Proposed Amendments

As the Indenture is currently written, the trustee is not permitted to invest or reinvest any part of the Trust estate. But the trustee regularly holds cash on hand from the time of receipt until such cash is paid out to the Unit Holders. It is customary in the industry to allow the trustee to invest cash on hand in secure investments. In order to allow Unit Holders to benefit from interest accrued during this holding period, and prevent funds from being uninvested, Proposal Eight would amend the Indenture to allow such cash to be invested in obligations guaranteed by the United States, repurchase agreements, certificates of deposit, or interest bearing bank accounts. The amendment regarding investments is reflected in Article VII, Section 2 of the “black-line” version of the Indenture attached hereto as Appendix A.

If Proposal Eight is approved by the Unit Holders, the following Section 2 will be inserted in Article VII of the Indenture, and will read as follows:

“Section 2. Cash on hand, being held by the Trustee as a reserve for liabilities or for distribution at the next distribution date shall be invested (in the Trustee’s discretion) in:

(a) obligations issued by (or unconditionally guaranteed by) the United States or any agency or instrumentality thereof (provided such agency’s or instrumentality’s such obligations are secured by the full faith and credit of the United States); or

(b) repurchase agreements secured by obligations qualifying under subparagraph (a) above; or

(c) certificates of deposit of any band having capital, surplus and undivided profits in excess of $100,000,000; or

(d) other interest bearing accounts in FDIC-insured state or national banks, including the Trustee, so long as the entire amount in such accounts is at all times fully insured by the Federal Deposit Insurance Corporation.”

In addition, if Proposal Eight is adopted by the Unit Holders, Article IV of the Indenture, which prohibits the investment of monies forming part of the Trust estate, will be revised accordingly to provide that investments of cash on hand pursuant to Article VII, Section 2 will be permitted. This will be accomplished by revising the last sentence of paragraph 3 in this section to read, in part, as follows:

“The Trustee in the performance of its duties hereunder shall not have the power or authority (a) to engage in any trade or business, (b) to invest or reinvest any moneys or properties forming a part of the trust estate other than in accordance with the provisions of Article VII, Section 2 hereof, or to use any of such moneys for any purpose other than the purposes authorized herein . . .”

The effect of the proposed amendments would be to permit the trustee to invest cash on hand in government obligations, repurchase agreements or certificates of deposit, as well as to use an insured cash sweep service to invest cash on hand in accounts with multiple FDIC-insured institutions such that the funds held by the trustee for the account of the Trust are deposited into interest bearing accounts which are at all times fully insured.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of these amendments.

Required Consent

The amendments to the Indenture in this Proposal require the written direction of Unit Holders owning at least eighty percent (80%) of the outstanding Units. Accordingly, abstentions and broker non-votes in the adoption of these amendments to the Indenture will have the effect of a vote against such amendments. If the enclosed Written Consent is returned and you have indicated how you wish to vote, the Written Consent will be voted in accordance with your instructions. Should the enclosed Written Consent be returned without instructions on how you wish to vote for this Proposal Eight, your Written Consent will be deemed to vote FOR such amendments.

The Trustee recommends the Unit Holders vote “FOR” these amendments to the Indenture.

PROPOSAL NINE — AMENDMENTS TO THE INDENTURE
TO EXTEND THE TERM OF THE TRUST

Background, Reasons for and Effect of the Proposed Amendments

The Indenture provides that the Trust will continue until January 1, 2001 unless the termination date of the Trust is extended. By consent of the Unit Holders, prior to the termination date in 2001, the Trust was extended for an additional twenty (20) years. Currently, the term of the Trust will continue until 2021, and then the Trust will terminate. Because it is currently anticipated that the royalties received by the Trust will likely continue to exceed its administrative expenses beyond 2021, this amendment proposes that the term of the Trust be extended until June 1, 2041. Accordingly, if this extension is approved, the Trust will continue until June 1, 2041, unless it is otherwise terminated in accordance with the terms of the Indenture.

If approved, Article X, Section 1 of the Indenture will be amended to reflect the termination date of June 1, 2041 and will read as follows:

“Section 1. The Trust hereby created shall continue until June 1, 2041 provided that . . .”

The effect of the above amendment would be to extend the Trust until June 1, 2041.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of this amendment.

Required Consent

The amendment to the Indenture in this Proposal requires the written direction of Unit Holders owning at least eighty percent (80%) of the outstanding Units. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Indenture will have the effect of a vote against such amendment. If the enclosed Written Consent is returned and you have indicated how you wish to vote, the Written Consent will be voted in accordance with your instructions. Should the enclosed Written Consent be returned without instructions on how you wish to vote for this Proposal Nine, your Written Consent will be deemed to vote FOR such amendment.

The Trustee recommends the Unit Holders vote “FOR” this amendment to the Indenture.

EFFECT OF NEGATIVE VOTES ON PROPOSAL ONE

The notice of resignation of the Trustee stated that the Trustee’s resignation would be conditional on the appointment of Southwest Bank as successor trustee. If the Unit Holders appoint Southwest Bank as successor trustee by written consent, the Trustee’s resignation will be effective May 30, 2014 (assuming the other conditions described herein are satisfied). If the conditions described above have not been satisfied or waived by the Trustee as of May 30, 2014, the resignation shall be effective August 29, 2014, assuming all of the conditions described above have been satisfied or waived by the Trustee as of such date. If the Unit Holders fail to appoint Southwest Bank as successor trustee by written consent, the Trustee may elect to give written notice of its resignation to each Unit Holder, which resignation would not be contingent upon the appointment of Southwest Bank or another successor trustee. If the Trustee resigns and no successor trustee is appointed within the 60 days following the effective date of the Trustee’s resignation, then a successor trustee may be appointed by the Junior District Judge of the United States District Court for the Northern District of Texas (Dallas Division), or in the event of the failure or refusal of such judge to act, by the Senior Judge of the District Courts of Dallas County, Texas, upon the application of the Trustee or any Unit Holder. If a Unit Holder or the Trustee files such an application, the court may appoint a temporary trustee at any time after such application is filed and the temporary trustee shall, pending the final appointment of a successor trustee, have such powers and duties as the judge appointing such temporary trustee shall provide in his or her order of appointment, consistent with the provisions of the Indenture.

EFFECT OF NEGATIVE VOTES ON PROPOSAL TWO

If the Unit Holders fail to approve the amendment to the Indenture under Proposal Two, the amendment will not take effect and will not be included in the Trust’s Amended and Restated Indenture. Southwest Bank will be unable to serve as successor Trustee, and therefore, Bank of America, N.A.’s resignation will not be effective, and Southwest Bank will not become successor Trustee, even if Unit Holders approve Proposal One. The Trustee may elect to give written notice of its resignation to each Unit Holder, which resignation would not be contingent upon the appointment of a successor trustee, in which case, the process for a successor trustee to be appointed as described above under “Effect of Negative Votes on Proposal One” would be followed.

EFFECT OF NEGATIVE VOTES ON PROPOSALS THREE THROUGH NINE

If the Unit Holders fail to approve any of the amendments to the Indenture under Proposals Three through Nine, the amendments to the Indenture that are not approved will not take effect and will not be included in the Trust’s Amended and Restated Indenture; however, amendments that are approved will take effect and be included in the Trust’s Amended and Restated Indenture, as each of Proposals Three through Nine are independent of each other. Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of these proposals.

TRUSTEE/SOUTHWEST BANK APPROVAL OF PROPOSALS TWO THROUGH NINE

Southwest Bank has stated to the Trustee that, if it is appointed as successor trustee, it intends to consent in writing, as required by the Indenture, to the amendments made to the Indenture by each of Proposals Two through Nine that are approved by the Unit Holders. If Southwest Bank is not appointed, the Trustee intends to approve in writing, as required by the Indenture, the amendments made to the Indenture by each of Proposals Two through Nine that are approved by the Unit Holders.

TRUSTEE

Following is certain information regarding Southwest Bank and the Trustee:

Southwest Bank

Southwest Bank, the nominee, is a 50 year-old independent state bank chartered under the laws of the State of Texas and headquartered in Fort Worth, Texas. With fourteen full-service banking centers it is the largest, locally owned, independent commercial bank headquartered in Tarrant County. Southwest Bank offers a wide range of treasury management, wealth group and mortgage services, and is an SBA preferred lender. The leadership and management team of Southwest Bank has over 300 combined years of banking experience.

Additionally, upon the effectiveness of Bank of America, N.A.’s resignation, the senior management team responsible for administering the Trust at Bank of America, N.A. will become part of the management team of Southwest Bank and continue to administer the Trust.

Trustee

Bank of America Corporation is one of the world's largest financial institutions, serving individual consumers, small- and middle-market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk management products and services. U.S. Trust is part of the Global Wealth and Investment Management unit of Bank of America, N.A., which is a global leader in wealth management, private banking and retail brokerage.

Trustee Compensation

The Trust has no directors or executive officers. During the fiscal years ended June 30, 2011, 2012 and 2013, the Trustee received total remuneration as follows:

Name	Year	Capacity in Which Served	Cash Compensation
U.S. Trust, Bank of America Private Wealth Management	2011	Trustee	$33,024
	2012	Trustee	$35,225
	2013	Trustee	$34,236

Term of Office

Any trustee of the Trust shall serve in that capacity until the earlier of such trustee’s resignation or such trustee’s removal, with or without cause, upon written direction of Unit Holders owning a majority of the outstanding Units.

DIRECTORS AND EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers.  The Trust is a trust created under the laws of the State of Texas. The Trust’s Indenture does not provide for directors or officers or the election or appointment of directors or officers. Under the Indenture, U.S. Trust, Bank of America Private Wealth Management, serves as the Trustee.

Section 16(a) Beneficial Ownership Reporting Compliance.  The Trust has no directors or officers and is not aware of any beneficial owner of more than ten percent of the units of beneficial interest who failed to file reports required by Section 16(a) under the Exchange Act on a timely basis during the fiscal year ended June 30, 2013.

Code of Ethics.  Because the Trust has no employees, it does not have a code of ethics. Employees of the Trustee must comply with U.S. Trust’s code of ethics, a copy of which will be made available to Unit Holders without charge, upon request by appointment at Bank of America Plaza, 17th floor, 901 Main Street, Dallas, Texas 75202.

Committees.  The Trust has no directors and therefore has no audit committee or audit committee financial expert and no nominating committee or compensation committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Trust has no directors or executive officers. See the section titled “Trustee — Trustee Compensation” for the remuneration received by the Trustee during the years ended June 30, 2011 through June 30, 2013.

Because the Trustee’s compensation is set forth in the Indenture, the Trust has no policy or procedure for the review, approval or ratification of such compensation.

Pursuant to an arrangement with the Trust’s wholly-owned subsidiary, Marine Petroleum Corporation (“MPC”), to share certain administrative expenses related to the use of office space, Tidelands Royalty Trust “B” Corporation, a wholly-owned subsidiary of Tidelands Royalty Trust “B” (a trust in which the Trust owns a 32.6% interest), paid the following amounts to MPC during the past three fiscal years. The arrangement provides that administrative expenses are shared in the ratio of each of MPC’s and Tidelands Royalty Trust “B” Corporation’s gross oil and natural gas royalties to the total gross oil and natural gas royalties of both entities.

Fiscal Year	Amount Paid
2013	$36,000
2012	$31,200
2011	$60,000

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

Southwest Bank has agreed to reimburse the Trustee for a portion of its expenses incurred in connection with the solicitation of Written Consents and in connection with meetings of other Trusts with respect to which the Trustee’s resignation is conditioned. See “Solicitation and Revocability of Written Consents” and “Proposal One — Appointment of Successor Trustee.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a) Security Ownership of Certain Beneficial Owners.  The following table sets forth as of March 10, 2014, the persons known to the Trust who beneficially own more than five percent of the outstanding Units of beneficial interest:

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Class
Robert H. Paslay 1007 Gasserway Circle Brentwood, TN 37037	204,368 units	10.2%
Patricia Martin 110 Woodbine Place Missoula, MT 59803	174,529 units	8.7%

There are no executive officers or directors of the Trust. The Trustee does not beneficially own any Units of beneficial interest. The Trust does not maintain any equity compensation plans and the Trust has not repurchased any Units during the fourth quarter of fiscal 2013. The Trustee knows of no arrangements the operation of which may at a subsequent date result in a change of control of the Trust.

ADDITIONAL INFORMATION

Unit Holder Proposals

The Trust does not hold annual meetings of Unit Holders. Accordingly, the Trust does not publish a date by which Unit Holders must make proposals for inclusion in an annual meeting.

Where You Can Find More Information

The Trust files annual, quarterly and special reports and other information with the Securities and Exchange Commission. The Trust’s SEC filings are available to the public over the internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document the Trust files at the SEC’s public reference room at 100 F Street NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room.

The Units of the Trust are listed on NASDAQ under the symbol “MARPS.” The Trust’s reports and other information filed with the SEC can also be inspected at the offices of NASDAQ.

The Trust will provide copies of the reports and other information filed with the SEC to any Unit Holder, at the actual cost of reproduction, upon written request to the Trustee, U.S. Trust, Bank of America Private Wealth Management, 17th Floor, 901 Main Street, Dallas, Texas 75202. Copies of these reports may also be found on the Trust’s web site at http://www.marps-marinepetroleumtrust.com.

BANK OF AMERICA, N.A.,
Trustee of the Marine Petroleum Trust

/s/ Ron E. Hooper

RON E. HOOPER
Senior Vice President

APPENDIX A

AMENDED AND RESTATED MARINE PETROLEUM TRUST INDENTURE

Amended and Restated as of ~~January 1, 1984~~            , 2014

Restatement Includes:

1. Original Marine Petroleum Trust Indenture

June 1, 1956

2. Supplemental Marine Petroleum Trust Indenture

June 1, 1956

3. Amendment to Marine Petroleum Trust Indenture

September 20, 1956

4. Amendment to Marine Petroleum Trust Indenture

June, 1968

5. Amendment to Marine Petroleum Trust Indenture

September 12, 1975

6. Amendment and Restatement of Marine Petroleum Trust Indenture

January 1, 1984

Marine Petroleum Trust Indenture

THIS AMENDED AND RESTATED INDENTURE OF TRUST (hereinafter called the “Indenture”)~~,~~ shall be effective as of            , 2014, the original Indenture having been made and entered into at Dallas, Texas, as of the 1st day of June, 1956, by and between the undersigned parties (hereinafter called collectively “Grantors”) on the one hand, and REPUBLIC NATIONAL BANK OF DALLAS, a national banking institution with its principal place of business at Dallas, Texas (hereinafter called the “Trustee”) on the other hand,

WITNESSETH:

Grantors are the owners in disproportionate interests (in some instances an individual Grantor owning no interest in a particular property) of the property, property rights and interests hereinafter in this Indenture described and set forth in Article II hereof, captioned “Trust Estate”. Grantors are of the opinion that, because of the essential nature of such property, property rights and interests and the division of same in some instances into undivided fractional interests in contractual rights and benefits, the best method for each of them to realize upon and liquidate his interests in said property, property rights and interests is to transfer the same to the Trustee, to be conserved and liquidated in accordance with the terms of this Indenture. Accordingly each Grantor has by an assignment and conveyance of even date herewith assigned and conveyed to the Trustee all his right, title and interest in and to said property and property rights. A copy of said Assignment and Conveyance (exclusive of signatures and acknowledgments) is attached hereto as Exhibit A hereof and reference is made thereto for all the purposes hereof.

NOW, THEREFORE, in consideration of the premises and of said transfer of such property, property rights and interests by the Grantors to the Trustee, it is agreed by and between each of the Grantors and the Trustee as follows:

ARTICLE I
DEFINITIONS

The terms defined in this Article I shall for all purposes of this Indenture have the respective meanings stated herein as follows, unless the context necessarily connotes otherwise:

1. “Indenture” shall mean this instrument.

2. “Trust estate” shall have the meaning specified in the recital thereof contained in Article II hereof.

3. “Trustee” shall mean the Republic National Bank of Dallas, Dallas, Texas, as Trustee hereunder, and its successors as such from time to time constituted or appointed hereunder.

4. “Certificate” shall mean the certificates of beneficial interest issued hereunder pursuant to Article V evidencing ownership of one or more Units.

5. “Transfer Agent” shall mean the person, firm or corporation designated herein, or appointed as herein provided, to countersign, transfer, register and deliver ~~certificates~~ Units.

6. “~~Certificate holder~~Unit Holder” shall mean the registered owner of a ~~Certificate~~Unit as shown by the registration books maintained by the Transfer Agent pursuant to Article V.

7. “Unit” or “Unit of interest” shall mean that undivided interest in the trust estate which is equal to one divided by the number of ~~units~~Units of interest. A Unit may be represented by Certificates ~~validly outstanding under this Indenture~~or book-entry positions entered in compliance with the procedures the Trustee establishes for uncertificated Units pursuant to Article V.

8. “Corporation” shall mean Marine Petroleum Corporation, a Texas corporation.

ARTICLE II
TRUST ESTATE

At the execution hereof, the trust estate shall consist of the following property, property rights and interests:

A. Atlantic Agreement

1. An undivided 32.3243819% interest in and to that certain overriding royalty interest equal to five per cent of all (5% of 8/8ths) of the oil and gas produced and saved from the following described lands under the terms of the following described oil and gas leases:

(a) State of Texas oil and gas lease No. 41139 dated December 4, 1953, from the State of Texas, acting by and through Bascom Giles, Commissioner of the General Land Office, to Continental Oil Company. The Atlantic Refining Company, Tide Water Associated Oil Company and Cities Service Oil Company of Delaware, covering the following described area, to-wit:

Tract 7, Gulf of Mexico, containing 5,760 acres in Jefferson County, Texas, as shown by the official map of the Gulf of Mexico now on file in the General Land Office of the State of Texas.

(b) State of Texas oil and gas lease No. 41140 dated December 4, 1953, from the State of Texas, acting by and through Bascom Giles, Commissioner of the General Land Office, to Continental Oil Company, The Atlantic Refining Company, Tide Water Associated Oil Company and Cities Service Oil Company of Delaware, covering the following described area, to-wit:

Tract 8, Gulf of Mexico, containing 5,760 acres in Jefferson County, Texas, as shown by the official map of the Gulf of Mexico now on file in the General Land Office of the State of Texas, save and except the NE/4 of said Tract 8.

(c) State of Texas oil and gas lease No. 41143 dated December 4, 1953, from the State of Texas, acting by and through Bascom Giles, Commissioner of the General Land Office, to Continental Oil Company, The Atlantic Refining Company, Tide Water Associated Oil Company and Cities Service Oil Company of Delaware, covering the following described area, to-wit:

N/2, Tract 23, Gulf of Mexico, containing 2,880 acres in Jefferson County, Texas, as shown by the official map of the Gulf of Mexico now on file in the General Land Office of the State of Texas;

provided, however, that ten (10) years after the first production is established on any particular lease the overriding royalty shall be reduced to two and one-half per cent of all (2½% of 8/8ths) of the oil and gas produced and saved thereafter for the life of the particular lease, the same being an undivided 32.3243819% interest in and to that certain overriding royalty interest conveyed to Marine Instrument Company, a partnership with offices in Dallas, Texas and others by The Atlantic Refining Company, Cities Service Oil Company, Continental Oil Company and Tide Water Associated Oil Company by an Assignment of Overriding Royalty dated March 5, 1954, recorded in Volume 930, Page 506, Deed Records, Jefferson County, Texas, as amended by a “Correction of Assignment of Overriding Royalty,” dated May 28, 1956, and subject to all of the provisions of said Assignment.

2. An undivided 32.3243819% interest in and to all of the rights, privileges and benefits, including all overriding royalty interests, assignments of overriding royalty interests and all money, credit and proceeds which have accrued and shall hereafter accrue to the parties designated “Sellers,” their successors and assigns under the provisions of that certain agreement made and entered into by Marine Instrument Company and others, on the one hand, and The Atlantic Refining Company, Cities Service Oil Company, Continental Oil Company and Tide Water Associated Oil Company, on the other hand, dated December 7, 1948, as amended November 7, 1949 (hereinafter referred to as the “Atlantic Agreement”).

3. Three hundred seventy-nine thousand, one hundred sixty-five (379,165) ~~units~~Units of interest in said Atlantic Agreement owned and held by GRANTORS, as such ~~units~~Units are described and defined in that certain agreement entitled “Tidelands Royalty Agency Agreement ‘A’” dated August 31, 1951, with schedule attached thereto entitled “Tidelands Royalty Agency ‘A’, List of Persons Entitled to Receive Payments” entered into between Marine Instrument Company and others and Republic National Bank of Dallas.

B. Gulf Agreements

4. An overriding royalty interest equal to sixty-five per cent of one per cent (65% of 1% of 8/8ths) of the value at the well of all oil, gas and other minerals, produced, saved and sold from the following described lands under the terms of the following described oil and gas leases:

(a) State of Texas oil and gas lease No. 41321, dated December 4, 1953, from the State of Texas, acting by and through Bascom Giles, Commissioner of the General Land Office, to Gulf Oil Corporation, covering the following described lands, to-wit:

Tract 774, Gulf of Mexico, containing 5,760 acres in Nueces County, Texas, more particularly described in said lease, to which reference is hereby made for all purposes,

(b) State of Texas oil and gas lease No. 41338, dated December 4, 1953, from the State of Texas, acting by and through Bascom Giles, Commissioner of the General Land Office, to Gulf Oil Corporation, covering the following described lands, to-wit:

Tract 889, Gulf of Mexico, containing 640 acres in Nueces County, Texas, more particularly described in said lease, to which reference is hereby made for all purposes,

(c) State of Texas oil and gas lease No. 41347, dated December 4, 1953, from the State of Texas, acting by and through Bascom Giles, Commissioner of the General Land Office, to Gulf Oil Corporation, covering the following described lands, to-wit:

Tract 898, Gulf of Mexico, containing 640 acres in Nueces County, Texas, more particularly described in said lease, to which reference is hereby made for all purposes,

(d) O. C. S. Lease No. 0503, dated January 1, 1955, from the United States to Gulf Oil Corporation, covering all the following described lands, to-wit:

Block 742, Mustang Island Area, containing 5,760 acres, more particularly described in said lease, to which reference is hereby made for all purposes, and

(e) O. C. S. Lease No. 0505, dated January 1, 1955, from the United States to Gulf Oil Corporation, covering all the following described area, to-wit:

Block 717, Matagorda Island Area, containing 5,760 acres, more particularly described in said lease, to which reference is hereby made for all purposes,

the same being that certain overriding royalty interest conveyed to Marine Instrument Company by Gulf Oil Corporation by an Assignment of Overriding Royalty dated May 28, 1956, and subject to all of the provisions of said Assignment.

The following property, property rights and interests in so far, but only in so far, as said property, property rights and interests pertain to or affect lands within the State of Texas and lands which would be within the area of the State of Texas if its boundaries were extended seaward to the outer margin of the outer Continental Shelf in the Gulf of Mexico [the term “outer Continental Shelf” herein having the meaning contained as of the date hereof in Section 2(a) of the United States Outer Continental Shelf Lands Act] (hereinafter sometimes referred to as the “Texas Lands”):

5. An undivided sixty-five per cent (65%) interest in and to all of the rights, privileges and benefits, including all overriding royalty interests, assignments of overriding royalty interests and all money, credit and proceeds, which have accrued and shall hereafter accrue, under the provisions of certain agreements by and between The Marine Instrument Company and Gulf Research & Development Company, a Delaware corporation, dated respectively October 3, 1951, January 10, 1953, January 1, 1954 and January 1, 1955 (hereinafter sometimes collectively referred to as the “Gulf Agreements”), to the original party to each of the Gulf Agreements designated therein “The Marine Instrument Company”, “Licensor” and “Marine”, or designated therein by any one or more of such titles, its successors and assigns.

6. An undivided 650,000/1,000,000ths beneficial interest in each of certain agreements and indentures of trust dated October 3, 1951, January 10, 1953, January 3, 1954 and January 1, 1955, made and entered into in each instance by Marine Instrument Company and L. C. Paslay as Temporary Trustee (hereinafter sometimes called “TEMPORARY TRUSTEE”), conveying to TEMPORARY TRUSTEE the rights to receive overriding royalties under each of the Gulf Agreements (all the agreements and indentures being hereinafter called the “Temporary Indentures”), the same being an undivided 650,000/1,000,000ths beneficial interest (as distinguished from TEMPORARY TRUSTEE’S legal title) in and to the rights of the original party to each of the Gulf Agreements designated therein “The Marine Instrument Company”, “Licensor” and “Marine”, or designated therein by any one or more of such titles, its successors and assigns, to receive overriding royalties under the respective Gulf Agreements.

7. An undivided 65/75ths of the interest of TEMPORARY TRUSTEE in each of the Temporary Indentures.

C. Supplemental Gulf Agreement

8. An undivided 65/75ths interest in and to all of the rights, privileges and benefits, including all overriding royalty interests, assignments of overriding royalty interests and all money, credit and proceeds which have accrued and shall hereafter accrue, under the provisions of a Supplemental Agreement made and entered into by and between Gulf Oil Corporation and Gulf Refining Company and Marine Instrument Company, dated May 16, 1956, supplementing each of the Gulf Agreements (hereinafter called the “Supplemental Gulf Agreement”), to the original party therein designated “Marine Instrument Company” and “Marine”, its successors and assigns, insofar, but only insofar, as the Supplemental Gulf Agreement pertains to or affects the Texas Lands.

D. Texas Gulf Agreement

9. An undivided 65/75ths interest in and to all of the rights, privileges and benefits, including all overriding royalty interests, assignments of overriding royalty interests and all money, credit and proceeds which have accrued and shall hereafter accrue, under the provisions of an Agreement made and entered into by and between Texas Gulf Sulphur Company and Marine Instrument Company, dated May 16, 1956, supplementing each of the Gulf Agreements (hereinafter called the “Texas Gulf Agreement”), to the original party therein designated “Marine Instrument Company” and “ Marine”, its successors and assigns, insofar, but only insofar, as the Texas Gulf Agreement pertains to or affects the Texas Lands.

E. Monies and Monies Receivable Which Accrued Prior to June 1, 1956 at 7:00 o’clock A.M.

10. All unpaid monies and monies receivable which have accrued to the present partners of Marine Instrument Company, TEMPORARY TRUSTEE and GRANTORS from the sale of oil, gas and other minerals prior to June 1, 1956 at 7 o’clock a.m. and which are allocable to the property, property rights and interests affected by the Gulf Agreements without regard to the location of the lands to which such property, property rights and interests pertain.

F. Marine Petroleum Corporation Stock

11. One million seven hundred thirty-three thousand, three hundred thirty-three (1,733,333) shares of the capital stock of Marine Petroleum Corporation, a Texas corporation, being all of the issued and outstanding capital stock of said corporation.

G. Rights in Marine Petroleum Corporation Contract

12. All of the rights, privileges, benefits, interests, money, credit and proceeds, which have accrued or shall accrue to “Individuals” under the provisions of that certain contract dated as of June 1, 1956 (the term “Individuals” being therein defined) made and entered into between each of the undersigned GRANTORS and Marine Petroleum Corporation.

H. Tidelands Royalty Trust “B”

13. Three hundred ninety-two thousand fifty (392,050) shares of beneficial interest in that certain trust estate created and established under the terms of an Indenture of Trust effective as of June 1, 1954 establishing and creating “Tidelands Royalty Trust ‘B’”.

ARTICLE III
PURPOSE OF THIS INDENTURE

The Trust created by this Indenture is for the sole purpose of enabling the Grantors to whom the ~~Certificates~~Units will initially be distributed and their successors in ownership of the ~~Certificates~~Units to be provided with an efficient, orderly and practical means of liquidating and receiving their interests in the property, property rights and interests transferred to the Trustee and in the trust estate until and to the end that, through the collection of the income therefrom, the full benefits to be derived therefrom may be realized by the ~~Certificate holders.~~Unit Holders. It is not intended that the Trustee shall enter into any business pursuant hereto, but the operations of the Trustee hereunder shall be restricted to holding the property, property rights and interests assigned and conveyed to it hereunder and receiving and holding such other property, property rights and interests that may accrue to it hereunder, and no part of the trust estate or the income therefrom shall be used by the Trustee for any purpose other than for the payment of expenses in connection with the administration of the trust estate as herein specifically provided for and the distribution of the net income to the ~~Certificate holders~~Unit Holders.

ARTICLE IV
TITLE AND THE FUNCTION OF THE TRUSTEE

The Trustee shall take and hold title to the trust estate, IN TRUST, HOWEVER, to be administered and disposed of by it in accordance with the terms of this Indenture for the benefit of all the ~~Certificate holders~~Unit Holders in proportion to the respective interests of such holders~~as represented by said Certificates~~. It shall collect and receive all income, monies and proceeds accruing to the trust estate and give receipts and acquittances therefor. The Trustee shall have the power to execute and deliver all instruments and do and perform all acts in its opinion necessary or appropriate to conserve, uphold, defend and evidence the trust estate, its title thereto and its right to income accruing thereto, and in connection with such conservation, upholding, defending and evidencing, and for no other purpose, it shall have all necessary powers, which, by way of example, shall include the power to institute, contest, defend, arbitrate, compromise, waive, release or abandon any action, proceeding, claim, demand or right. The Trustee or any ~~Certificate holder~~Unit Holder may, but shall not be obligated to, at any time and from time to time, in its or his discretion, make advances to satisfy or meet obligations of the trust estate; but all monies so advanced by the Trustee or any ~~Certificate holder~~Unit Holder, together with interest at the rate of 6% per annum thereon, shall be repaid out of the first available funds coming into the possession of the Trustee and belonging to the trust estate. Until such repayment the Trustee or ~~Certificate holder~~Unit Holder shall have a lien upon the trust estate for such advances together with interest thereon prior to the interest of any other ~~Certificate holders~~Unit Holders.

The Trustee may from time to time and shall, at least once every three years from the date hereof, provided that the income accruing to the Trustee is sufficient to defray the costs thereof, conduct an investigation to determine whether the Trustee is receiving all of the monies, income, gains and revenues properly accruing to the trust estate. In addition, Trustee shall undertake such an investigation at any time when specifically directed in writing so to do by ~~Certificate holders~~Unit Holders owning more than 10% of the outstanding ~~units~~Units of interest. In conducting this investigation, the Trustee may employ and designate such independent agents as it shall deem qualified to conduct such an investigation and as in its discretion it may deem necessary, and the Trustee may rely in good faith upon the opinions, reports, recommendations and conclusions of such persons, and the Trustee shall not have any liability to any ~~Certificate holder~~Unit Holder or former ~~Certificate holder~~Unit Holder for any action taken, omitted or suffered in good faith in reliance upon the opinions, reports, recommendations and conclusions received from such persons.

The Trustee in the performance of its duties hereunder shall not have the power or authority (a) to engage in any trade or business, (b) to invest or reinvest any moneys or properties forming a part of the trust estate other than in accordance with the provisions of Article VII, Section 2 hereof, or to use any of such moneys for any purpose other than the purposes authorized herein, or (c) to sell any part of the trust estate, or to dispose of any part of the trust estate other than ~~by~~in accordance with the provisions of Article IX, Section 10 hereof, or transfers and distributions made in connection with the termination of all or any part of this Trust in accordance with the provisions of Article X hereof.

No person paying money to the Trustee shall be bound to see to the application thereof.

The Trustee, individually or in any representative or fiduciary capacity other than as Trustee under this Indenture, may acquire, own and dispose of ~~Certificates~~Units to the same extent as if it were not Trustee hereunder.

The Trustee shall at any time and from time to time, upon the request in writing of (i) any ~~Certificate holder~~Unit Holder, or (ii) any holder of a Warrant to purchase ~~units~~Units of interest, issued under a Warrant Agreement dated as of October 1, 1956, between certain of the Grantors and the State National Bank of Jersey City, New Jersey, as depository, prepare or cause to be prepared and sign Registration Statements with respect to the Warrants referred to above and/or any ~~units~~Units of interest pursuant to the Securities Act of 1933 and file said Registration Statements with the Securities and Exchange Commission, Washington, D.C., and prepare, execute and deliver each and every instrument and do and perform each and every act deemed necessary or appropriate by the Trustee or required by law to cause said Registration Statements and any amendments thereto to become effective, including expressly any and all post-effective amendments of any Registration Statement required by any undertaking therein or requested by any such ~~Certificate holder~~Unit Holder or Warrant holder. The Trustee shall at any time and from time to time upon like request execute and deliver each and every instrument and do and perform each and every act deemed necessary or appropriate by the Trustee or required by law to qualify the Warrants referred to above and/or any ~~units~~Units of interest for sale in any state of the United States pursuant to the laws thereof.

In no event shall the Trustee be obligated to sign or file any Registration Statement which is not acceptable to it in form and content or to take any action under the preceding paragraph which in its opinion may subject it to any cost or expense unless, in the opinion of the Trustee, sufficient funds have been provided it, over and above and in addition to any funds or property in the trust estate, to meet the costs and expenses of registration of the Warrants and ~~units~~Units of interest and the preparation and delivery of Prospectuses or supplements thereto, or it has received an indemnity, commitment or undertaking satisfactory to it with respect to the payment in full of said costs and expenses.

In no event shall the Trustee be obligated to take any action with respect to the signing or filing of Registration Statements or amendments thereof or the filing of any document under the securities laws of any state unless the ~~unit holders~~Unit Holders and/or Warrant holders requesting the signing and filing of said Registration Statements, amendment or document, jointly and severally, agree in writing to indemnify and hold harmless the trust estate, the Trustee, in its capacity as Trustee and as a national banking institution, and any person who controls it, from and against any loss, expense, liability or claim which arises out of or is based upon any alleged untrue statement of a material fact in such Registration Statement, amendment or other document or in any Prospectus (or supplement or amendment thereof) whether preliminary, amended, supplemented or otherwise included therein, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; such indemnification and undertaking to include the obligation to bear all expenses of defending any action in respect of which indemnity may be sought by the Trustee, including fees of counsel of the Trustee.

In connection with the filing of said Registration Statements, amendments or other documents, the Trustee shall make available to the persons requesting the filing of the same and to the Depositary under the Warrant Agreement as many copies of the Prospectuses as they may reasonably request for the purposes contemplated by the Securities Act of 1933.

ARTICLE V
~~CERTIFICATES~~UNITS OF BENEFICIAL INTEREST

Section 1. The Trustee shall forthwith issue to such persons, firms or organizations (including the Trustee acting in any representative or fiduciary capacity) as the Grantors may in writing direct, Certificates for an aggregate of 1,733,333 ~~units~~Units of interest. ~~Such~~Hereafter, Units shall be evidenced by (i) Certificates ~~and all other Certificates issued hereunder shall be~~in substantially the form of Exhibit B hereto, (ii) a book entry position in Units maintained as part of a direct registration program, or (iii) any other manner required or permitted by United States securities laws or regulations promulgated by the Securities and Exchange Commission thereunder or regulations of any stock exchange on which the Units are listed.

No ~~Certificates for~~ fractional ~~units~~Units shall be issued. Fractional ~~units~~Units of 1/2 or less shall be disregarded for all purposes. In lieu of the issue of fractional ~~units~~Units larger than 1/2, whole ~~units~~Units shall be issued.

Section 2. The ~~Certificate holders~~Unit Holders shall be entitled to participate, according to the number of ~~units~~Units of interest, such Units represented by and stated in their respective Certificates, or uncertificated Units as provided in Article V, in all the benefits of the trust estate, but each ~~Certificate holder~~Unit Holder, whether said ~~Certificate~~Unit was acquired by assignment or otherwise, shall take and hold the same subject to all the terms and provisions of this Indenture. Subject to the provisions of Section 4 of this Article V, by an assignment or transfer of any ~~Certificate~~Unit the assignor thereby shall part with all his rights in, to and under the trust estate and any rights or benefits therein evidenced by such Certificate (if such Unit is certificated) and under this Indenture as against all other ~~Certificate holders~~Unit Holders and the Trustee. Said ~~Certificates~~Units are and shall be held and construed to be in all respects personal property and shall in no wise pass to or vest in any owner or holder thereof or his heirs, legatees or assignees as real estate and said ~~Certificates~~Units shall be bequeathed, assigned, disposed of and distributed as personal property. No ~~Certificate holder~~Unit Holder as such shall have any legal title in or to the trust estate or any part thereof, the interest therein of each ~~Certificate holder~~Unit Holder being subject to all the rights, powers, duties and obligations of the Trustee to conserve, hold and dispose of the trust estate and to account for the same as in this Indenture provided. No ~~Certificate holder~~Unit Holder shall have the right to call for or demand or secure any partition during the continuance of the Trust hereby created.

Section 3. ~~All~~If Units are certificated, Certificates shall be signed by a duly authorized officer of the Trustee and countersigned by the Transfer Agent. The signature of the authorized officer of the Trustee and its seal may be facsimile in form. If any officer or officers of the Trustee whose signature may appear upon any of the Certificates shall cease to be such officer or officers of the Trustee before such Certificates so signed and sealed shall have been authenticated or delivered by the Transfer Agent, such Certificates, upon such authentication and delivery, shall be valid and effective for all purposes as though the officer or officers who signed and sealed the same had continued to be such officer or officers of the Trustee. Certificates may be signed and sealed on behalf of the Trustee by such persons as at the actual date of the signing and sealing of such Certificates shall be the proper officers of the Trustee, although at the nominal date of such Certificates any such person shall not have been such officer of the Trustee.

Section 4. The ~~Certificate~~Unit shall be transferable as against the Trustee only on the registration books of the Transfer Agent and upon (i) the surrender of such Certificates to the Transfer Agent duly endorsed by the holder thereof in good form for transfer in accordance with the regulations established by the Transfer Agent~~, and~~ (if Units are certificated) or in compliance with the Trustee’s procedures for uncertificated Units, and, (ii) upon payment of any transfer charges established by the Transfer Agent and approved by the Trustee. Until any such transfer, the Trustee may treat the owner of any Certificate as shown by the registration books of the Transfer Agent, or the Unit Holder of record in accordance with the Trustee’s procedures for uncertificated Units, as the owner thereof and shall not be charged with notice of any claim or demand to such ~~Certificate~~Unit or the interest represented thereby by any other party. Any such transfer of a ~~Certificate~~Unit shall, as to the Trustee, transfer to the transferee as at the date of transfer all right, title and interest of the transferor in and to the trust estate and all parts thereof and all funds therein, either received or receivable, to which the transferor might then be entitled, provided that a transfer of a ~~Certificate~~Unit after any Record Date determined as provided in Section 2 of Article VII hereof shall not transfer to the transferee the right of the transferor to any sum payable by the Trustee to him as the holder of record of the ~~Certificate~~Unit on said day. Although the ~~units~~Units of interest ~~represented by the Certificates~~ are not capital stock, for convenience it is stipulated that as to matters affecting title, ownership, warranty or transferability of the ~~Certificates~~Units, the Uniform Commercial Code as adopted and then in force in the State of Texas shall govern, except, as otherwise herein specifically provided. The death of any ~~Certificate~~Unit Holder shall not entitle the legal representative, heirs or assigns of such deceased ~~Certificate~~Unit Holder to an account or valuation for any purpose, but such representatives, heirs or assigns shall succeed to all rights of the deceased ~~Certificate~~Unit Holder under this Indenture upon proper proof of title, satisfactory to the Trustee.

Section 5. The Transfer Agent shall be a corporation or a national banking association having offices in the geographical limits of the United States of America, and the Trustee may, in its discretion, act as Transfer Agent hereunder. The Transfer Agent shall maintain its registration books in its office. The Trustee may at any time remove any Transfer Agent and, in the event of a vacancy resulting either from such removal or from the resignation of any Transfer Agent, a successor Transfer Agent shall be appointed by the Trustee, and as heretofore stated, the Trustee may appoint itself to serve as Transfer Agent hereunder. All fees and charges of the Transfer Agent, including fees and charges of the Trustee, when serving as Transfer Agent, other than transfer charges to be paid by the transferring ~~Certificate holder~~Unit Holder, as provided in Section 4 of this Article V, shall be fixed and paid by the Trustee out of the trust estate at rates to be fixed by the Trustee, which shall be reasonable rates for such services.

Section 6. ~~If~~For certificated Units, if any Certificate shall become lost, destroyed or mutilated, the Trustee, in its discretion, and upon proper proof of title, satisfactory to the Trustee, together with the surety bond sufficient in the opinion of the Trustee and the Transfer Agent to indemnify the Trustee and the Transfer Agent against all loss or expenses in the premises, ~~and upon surrender of the mutilated Certificate in case of mutilation, shall issue a new Certificate to the owner of such lost, destroyed or mutilated Certificate, upon payment of the reasonable charges of the Trustee and the Transfer Agent and any reasonable expenses incurred by them in connection therewith~~upon payment of the reasonable charges of the Trustee and the Transfer Agent and any reasonable expenses incurred by them in connection therewith, and upon surrender of the mutilated Certificate in case of mutilation, shall issue at the discretion of the holder of such lost, destroyed or mutilated Certificate, either a new Certificate or evidence of Unit ownership compliant with Trustee’s procedures for uncertificated Units.

Section 7. In the event of any disagreement between the transferees, legal representatives, heirs or assigns succeeding to all or a part of the interest of any ~~Certificate holder~~Unit Holder, resulting in adverse claims or demands being made in connection with such interest, the Trustee shall be entitled at its option to refuse to comply with any such claims or demands so long as such disagreement shall continue. In so refusing, the Trustee may elect to make no delivery or other disposition of the interest ~~represented by the Certificate~~involved, or any part thereof, or of any sum or sums of money accrued or accruing thereunder, and in so doing the Trustee shall not be or become liable to any of said mentioned parties for the failure or refusal of the Trustee to comply with such conflicting or adverse claims and demands and the Trustee shall be entitled to continue so to refrain and refuse so to act, until either

(a) the rights of the adverse claimants have been adjudicated by a final judgment of a court assuming and having jurisdiction of the parties and the interest and money involved, or

(b) all differences have been adjusted by valid agreement between said parties and the Trustee shall have been notified thereof in writing signed by all of the interested parties.

Upon distribution of any moneys so withheld by reason of conflicting or adverse claims or demands the Trustee may deduct therefrom the amount of all expenses, including taxes, it shall have incurred as a result of withholding such distribution pending adjudication or settlement of such conflicting or adverse claims or demands.

Section 8. Anything herein to the contrary notwithstanding, if within six (6) months from the effective date hereof none of the ~~Certificates~~Units to be issued hereunder shall have been offered for sale under the Securities Act of 1933, the Trustee may, in its discretion, thereafter act as Transfer Agent hereunder, and any provisions herein contained which are inconsistent with such action shall from and after said date be null and void and of no effect.

ARTICLE VI
LIABILITY OF TRUSTEE AND METHOD OF SUCCESSION

Section 1. The Trustee shall not be liable to any Grantor, ~~Certificate holder~~Unit Holder or to any other person whomsoever for any loss, damage, claim, demand or liability arising out of or in any way connected with the Trust or the Corporation or resulting from any act or omission of the Trustee in connection therewith, nor for any error of judgment made in good faith, except for its negligence or wilful misconduct or failure to account properly for funds and property actually received, nor shall the Trustee be liable for the acts or omissions of any independent agents appointed by said Trustee except for negligence in appointing such agents.

Section 2. No officer, director or employee of the Corporation, who is or was at the time in question also an officer or employee of the Trustee, shall be liable to any Grantor, ~~Certificate holder~~Unit Holder or to any other person whomsoever for any loss, damage, claim, demand or liability arising out of or in any way connected with the management and administration of the affairs of the Corporation, nor for any act or omission in connection therewith, nor for any error of judgment made in good faith, except for his own negligence, wilful misconduct or failure to account properly for funds and property actually received, nor shall such officers or employees of the Trustee be liable for the acts or omissions of any independent agents appointed by or acting for said Corporation except for negligence in appointing such agents.

Section 3. All debts, obligations, claims, demands, liabilities and causes of action asserted by any person whomsoever with respect to the trust estate except claims against the Trustee for its own negligence, wilful misconduct or failure to account properly for funds and property actually received by it, shall, if established, be satisfied out of the trust estate and under no circumstances shall be the personal obligation of the Trustee. If any such liability satisfiable out of the trust estate should be asserted against the Trustee, the Trustee may use such part of the trust estate as may be necessary in contesting any such liability and in payment thereof. The Trustee may take such action and incur such expenses as it may in its sole discretion deem advisable in connection with any such claim and likewise may effectuate a compromise thereof.

Section 4. In no event shall the Trustee be obligated to take any action as Trustee under this Indenture which in its opinion might subject it to any expense or liability whatsoever unless, in the opinion of the Trustee, sufficient funds or property, available for reimbursement and indemnification, are present in the trust estate with which to reimburse or indemnify the Trustee; but neither the presence in the trust estate of such funds or property, nor the furnishing of same by others, shall obligate the Trustee to take any action which it may deem improper under this Indenture. No bond shall ever be required of the Trustee.

Section 5. The Trustee may, but shall not be required to, consult with counsel (who may be its own counsel), accountants, engineers, investment advisors and other parties deemed by the Trustee to be qualified on the matters submitted to them, and the opinion of any such parties on any matter submitted to them by the Trustee shall be full and complete authorization and protection to the Trustee and the Trustee shall not be liable to any person for any act taken, suffered or omitted by it hereunder in good faith in accordance with the opinion of any such party.

Section 6. The Trustee may resign at any time by written notice to each of the ~~Certificate holders~~Unit Holders, given by mail addressed to each such holder at his last known post office address as shown by the registration books of the Transfer Agent. Such notice shall be duly acknowledged in the form required under the laws of Texas for the acknowledgment of deeds, and shall specify a date when such resignation shall take effect, which shall be a business day not less than thirty (30) days from the date such notice is mailed. The registration of the Trustee shall be effective on the date specified in the notice regardless of whether a successor Trustee has then been appointed.

Section 7. The Trustee may be removed at any time upon written direction or directions signed by ~~Certificate holders~~Unit Holders owning a majority of the outstanding ~~units~~Units of interest. A Trustee so removed shall forthwith be paid any and all compensation, fees, expenses, and other sums of money to which it may then be entitled, and shall be entitled to withdraw such funds from the trust estate.

Section 8. In the event of a vacancy in the position of Trustee or in the event the Trustee in its resignation has designated a date in the future at which such resignation shall become effective, ~~Certificate holders~~Unit Holders owning a majority of the outstanding ~~units~~Units of interest may, by written direction or directions, appoint a successor Trustee. Any successor Trustee shall be a state or national bank or trust company having its principal office in the State of Texas and having an unimpaired capital and surplus of not less than Three Million Dollars ($3,000,000.00). In the event a vacancy in the position of Trustee continues for sixty (60) days, a successor Trustee may be appointed by the Junior District Judge of the United States District Court for the Northern District of Texas, Dallas Division (if he fails or refuses to act, then by the

Senior Judge of the District Courts of Dallas County, Texas), upon the ex parte application of the resigning Trustee, or any ~~Certificate holder~~Unit Holder; and in the event any such application is filed, such Judge may appoint, at any time thereafter, a temporary Trustee having the qualifications specified in this Section, and such temporary Trustee shall, pending the final appointment of a successor Trustee, have such powers and duties as the Judge appointing such temporary Trustee shall provide in the order of appointment, consistent with the provisions of this Indenture.

Immediately upon the appointment of any successor Trustee, all rights, titles, duties, power and authority theretofore held by the retiring Trustee hereunder shall be imposed upon, vested in and undertaken by the successor Trustee, and the successor Trustee, upon delivering to the retiring Trustee adequate receipts, releases and acquittances, shall be entitled to receive from the retiring Trustee all of the trust estate held by it and all records and files in connection therewith.

ARTICLE VII
ACCOUNTING FOR INCOME OF TRUST ESTATE

Section 1. The Trustee may and shall at any time and from time to time use so much of all money received by it as may be necessary to pay all liabilities and obligations incurred by it in connection with the administration of the trust estate, including, without limiting the generality of the foregoing, all expenses, taxes and liabilities incurred of all kinds, including expenses of the Corporation, compensation to the Trustee for its services hereunder and compensation to such parties as may be employed or used by the Trustee as herein provided; provided, however, that the expenses of establishing this Trust shall not be considered an expense of the trust estate.

Section 2. Cash on hand, being held by the Trustee as a reserve for liabilities or for distribution at the next distribution date shall be invested (in the Trustee’s discretion) in:

(a) obligations issued by (or unconditionally guaranteed by) the United States or any agency or instrumentality thereof (provided such agency’s or instrumentality’s such obligations are secured by the full faith and credit of the United States); or

(b) repurchase agreements secured by obligations qualifying under subparagraph (a) above; or

(c) certificates of deposit of any band having capital, surplus and undivided profits in excess of $100,000,000; or

(d) other interest bearing accounts in FDIC-insured state or national banks, including the Trustee, so long as the entire amount in such accounts is at all times fully insured by the Federal Deposit Insurance Corporation.

Section 3. On the 28th day of March, June, September and December of each year, or on the next succeeding business day if any such date is a Saturday, Sunday or legal holiday, the Trustee shall make distributions to the ~~Certificate~~Unit Holders, prorata in proportion to the number of ~~units~~ Units of interest~~represented by their respective Certificates~~, of all cash in the trust estate as of the close of the last business day of the preceding month (herein called the “Record Date”), such payment to be made to the ~~Certificate~~Unit Holders of record on the registration books of the Transfer Agent at the close of business on the Record Date, less such amounts of money not in excess of $2,000 as the Trustee may reasonably determine should be reserved for the payment of estimated liabilities and expenses of the trust estate, and less such amounts as may be allocable to any ~~units~~Units of interest the ownership of which are in question. Payments shall be made by mailing to each ~~Certificate~~Unit Holder a check drawn on the bank in which trust funds are deposited for the amount to be paid to each ~~Certificate~~Unit Holder. With each such check the Trustee shall send to each ~~Certificate~~Unit Holder a statement showing in summary form, on a per ~~unit~~Unit basis, the receipts and disbursements of the Trustee during the period from the last previous Record Date to the Record Date as of which the payment being made was computed. Such statement shall contain such information as is reasonably available to the Trustee and as it may consider to be helpful in determining the amount of taxable income that such person should include in his Federal Income tax return on account of the payments then being made by the Trustee. If any of the ~~Certificates~~Units issued hereunder shall be offered for sale under the Securities Act of 1933, the Trustee shall file with the Securities and Exchange Commission copies of all statements mailed pursuant to the requirements of the foregoing sentence and copies of all other communications which it may send to ~~Certificate~~Unit Holders.

ARTICLE VIII
INDEMNIFICATION, REIMBURSEMENT AND COMPENSATION
OF THE TRUSTEE

Section 1. The Trustee shall be indemnified by, and receive reimbursement from the trust estate against and from any and all personal liability, claims, damages or loss incurred by it in the administration of the trust estate or any part thereof, or in the doing of any act of omission or commission done or performed by it as Trustee hereunder, and the Trustee shall have a first lien upon the trust estate to secure it for such indemnification and reimbursement, as well as for the compensation to be paid the Trustee hereunder; provided, however, that nothing in this Section shall entitle the Trustee to any indemnification or reimbursement or to any lien therefor on account of any claim, damage or loss arising out of, or any act of omission or commission constituting negligence or wilful misconduct or failure to account properly for funds actually received.

Section 2. The Trustee and the Transfer Agent shall be protected, and shall not be liable to any one whomsoever, in acting upon any notice, credential, certificate, assignment, transfer, or other document or instrument believed by them, or either of them acting on the same, to be genuine and to be signed by the proper party or parties.

Section 3. The Trustee shall receive the following compensation for its services hereunder:

Acceptance fee	$1,000.00
Receiving, verifying, executing and entering on Trust records all division orders, transfer orders and similar instruments, per instrument	$5.00
Receiving, checking and entering on Trust records all remittances covering money, income, gains and revenue accruing to the trust estate, per remittance	$1.00
Preparing, recording and mailing 250 distribution checks annually to ~~Certificate holders~~Unit Holders, per check	$.50
Preparing, recording and mailing distribution checks to ~~Certificate holders~~Unit Holders in excess of 250 checks annually, per check	$.25

In addition to the foregoing fees for specific services, the Trustee shall receive reasonable and customary fees and compensation for other services performed in connection with this Trust, including, without limiting the generality of the foregoing, the following:

Preparing, mailing and filing fiduciary income tax returns and the statements provided in Section 3[2] of Article VII hereof.

Determination and payment of taxes, costs, expenses, claims, liabilities and obligations incurred in connection with the administration of the trust estate and the activities of the Trustee hereunder.

Attendance and voting at stockholders’ meetings of the Corporation.

Services involved in termination or liquidation of the Corporation.

Services in connection with the termination, liquidation or conversion to a corporation of this Trust or any part thereof.

The minimum annual compensation of the Trustee, against which all charges and fees shall be credited, shall be Five Hundred Dollars ($500.00). Upon request of the Trustee, the compensation and fees provided herein may be changed from time to time with the consent of the ~~Certificate holders~~Unit Holders owning a majority of the outstanding ~~units~~Units of interest, given by written consent or consents signed by such ~~Certificate holders~~Unit Holders.

ARTICLE IX
MISCELLANEOUS

Section 1. Each ~~Certificate holder~~Unit Holder of record and his duly authorized agents, attorneys and auditors shall have the right, during reasonable business hours, to examine, inspect and audit the records of the Trustee relating to the trust estate and the records of the Corporation.

Section 2. Neither this Indenture nor any executed copy hereof need be filed in any county in which any of the trust estate is located, but the same may be filed for record in any county, agency, registry or jurisdiction by the Trustee. In order to avoid the necessity of filing this Indenture for record, the Trustee agrees that for the purpose of vesting the record title in any successor Trustee, the retiring trustee will, upon appointment of any successor Trustee, execute and deliver to any successor Trustee appropriate assignments and conveyances preserving and continuing the terms and provisions of the Assignment and Conveyance attached hereto as Exhibit A.

In the event any person refuses or threatens to refuse to perform any obligation contained in any contract, agreement or undertaking constituting a part of the trust estate on the ground that such contract, agreement or undertaking violates the rule of law known as the “Rule against Perpetuities,” the Trustee is authorized and empowered, on behalf of the Grantors and ~~Certificate holders~~Unit Holders, to amend and modify such contract, agreement or undertaking to the extent necessary to conform to, and be valid under, such rule of law for the longest possible period of time.

Section 4. Insofar as may be provided, it is hereby provided that this Trust shall not be subject to the provisions of the Texas Trust ~~Act~~Code as it may now or hereafter be written. In all other respects, this Indenture shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Texas.

Section 5. When authorized and directed in writing by ~~Certificate holders~~Unit Holders owning eighty per cent (80%) of the outstanding ~~units~~Units of interest, the Trustee shall, on behalf of the Grantors and ~~Certificate holders~~Unit Holders, amend and modify any contract, agreement or undertaking which, or an interest in which, constitutes a part of the trust estate; provided, however, that no such amendment or modification shall in any way change the nature of this trust from that of a purely ministerial trust, nor shall any such amendment or modification be in any way inconsistent with the purpose of this Indenture, nor shall such amendment or modification change the rights, duties or responsibilities of the Trustee without the consent of such Trustee; and provided, further, that no such amendment or modification shall reduce or diminish the rights and interests of the Trust in any such contract, agreement or undertaking, or the money, income, gains and revenues accruing to the trust estate thereunder.

Section 6. When authorized and directed in writing by ~~Certificate holders~~Unit Holders owning a majority of the outstanding ~~units~~Units of interest, the Trustee shall, on behalf of the Grantors and ~~Certificate holders~~Unit Holders , vote the shares of stock of the Corporation in favor of dissolution of the Corporation and the transfer of its properties to the Trustee as a part of the trust estate.

Section 7. Whenever provision is made herein for the giving of notices to ~~Certificate holders~~ Unit Holders by the Trustee, the persons to whom such notices shall be given by the Trustee and the persons entitled to act with respect to any such notices shall be determined by reference to the registration books of the Transfer Agent with respect to the persons holding ~~certificates~~Units as of the close of business on the 10th business day prior to the date on which such notices from the Trustee to ~~Certificate holders~~Unit Holders are first placed in the mail by the Trustee.

Whenever provision is made herein for the taking of action pursuant to or upon the authorization, direction or consent of ~~Certificate holders~~Unit Holders owning a specified ~~per centage~~percentage of the outstanding ~~units~~Units of interest, such authorization, direction or consent shall be evidenced by an instrument or instruments in writing~~, all of which~~. A telegram, telex, cablegram, email, or other form of electronic transmission, including telephone transmission, by the Unit Holder or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Unit Holder shall be treated as instruments in writing for purposes of this Article IX, Section 7. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the Unit Holder. Such instruments shall be dated as of the same date (which date is hereinafter referred to as the “date of record” and which date may be a date other than the date of execution of the instrument by the ~~Certificate holder~~Unit Holder giving the authorization, direction or consent) and the required ~~per centage~~ percentage of such ~~Certificate holders~~Unit Holders and the persons entitled to act with respect to any proposed authorization, direction or consent and to whom notices thereof shall be given, shall be determined by reference to the registration books of the Transfer Agent with respect to the persons holding ~~Certificates~~Units as of the close of business on the date of record; provided that no such instrument in writing evidencing such authorization, direction or consent shall be effective for the purposes thereof unless received by the Trustee within 45 days after the date of record.

Section 8. In cases where action may be taken by Unit Holders, a meeting may be called by either Trustee or by Unit Holders owning not less than ten percent (10%) in interest of the then outstanding shares. Such meeting shall be held at such time and place in the State of Texas as may be designated in the notice which shall state the business to be transacted at said meeting, and no other business than that stated in the notice shall be transacted at said meeting. Such meeting shall not be held until the expiration of twenty days from the deposit of a copy of said notice in the United States mail properly addressed and postage prepaid, to each Unit Holder at his last known post office address as shown by the records of the Transfer Agent. At any such meeting each Unit Holder may be present and give or withhold consent either in person or by written proxy. A written statement executed and duly acknowledged, in the form required by the laws of Texas and any Federal law or regulation for acknowledgment of deeds, by an authorized officer of the Trustee setting forth the facts concerning the calling of any such meeting, the giving of the notice thereof and of the action taken at said meeting, including the total number of shares represented by all outstanding Units, the number of shares present at such meeting, and the number of shares taking such action, and filed in the records of any county or agency having jurisdiction over any part of the Trust estate, shall be conclusive as to all facts recited in said statement, and all parties dealing with the Trust estate or any part thereof shall be protected in acting in reliance upon any such statement. In the event the Trustee has resigned and no successor Trustee has been appointed at the time of such meeting, the statement of action taken at the meeting of Unit Holders shall be made by an authorized officer of the resigned Trustee and shall have the same force and effect as if such resigned Trustee were still serving in the capacity of Trustee hereunder.

Whenever the consent of Unit Holders is required or permitted by any provision of this Indenture in connection with any action hereunder, a meeting is not required, and consent will be considered granted if at least the same number or percentage of Unit Holders who would have been entitled to take or authorize such action at a meeting, shall consent to such action being taken in a writing satisfying the requirements of this section.

Nothing in this Section 8 or any other provision of this Indenture shall be deemed to give Unit Holders, individually or collectively, any power or right of control over the Trust Estate or the Trustee and their respective rights, duties, powers and activities hereunder, except as may result from the removal of the Trustee, the appointment of successor Trustee, the extension or termination of this Trust, or the amendment of this Indenture.

Section 9. In the event any of the provisions contained in this Indenture should be held invalid by a final judgment of a court with jurisdiction in the premises, the invalidity of any such provision shall not affect the validity of any other provision hereof.

Section 10. Notwithstanding Article IV hereof or anything to the contrary contained in this Indenture, during any twelve-month period the Trustee may without obtaining the consent of the Unit Holders sell, assign, transfer and convey up to one percent (1%) of the value of the royalties in any one or more transactions that the Trustee determines to be in the best interest of the Unit Holders. For purposes of this Article IX, Section 10, the value of the royalties to be sold and of all the royalties shall be the discounted present value of the future net revenue attributable to the proved reserves attributable to such royalties, as set forth in a reserve report as of December 31 of the year preceding the date of the definitive sale agreement for any sale (such report to be prepared by independent petroleum engineers selected by Trustee). The use of such values is solely for the purpose of determining compliance with this Article IX, Section 10, and it is recognized that the proceeds of the sale may be greater or lesser than the value so determined.

ARTICLE X
TERMINATION OF TRUST

Section 1. The Trust hereby created shall continue until June 1, ~~2001~~2041, provided that:

(a) ~~Certificate holders~~Unit Holders owning a majority of the outstanding ~~units~~Units of interest may, by written consent or consents, extend the term of this Trust for an additional period of not more than twenty (20) years from the date fixed in such written consent.

(b) ~~Certificate holders~~Unit Holders owning a majority of the outstanding ~~units~~Units of interest may, by written consent or consents, authorize and direct the Trustee to organize and create one or more corporations to receive and hold title to the property, property rights and interests then comprising the trust estate, or any portion thereof, as such ~~Certificate holders~~Unit Holders shall authorize and direct, and to administer the same in the place of the Trustee; provided, however, that there shall be no such action if the Trustee shall receive written objection to such action from any ~~Certificate holder~~Unit Holder within twenty (20) days from the date of mailing to the ~~Certificate holders~~Unit Holders of the first notice of the proposed consent. In the event such a corporation is organized:

1. Such corporation shall be organized under the laws of and in such jurisdiction and with such powers as such ~~Certificate holders~~Unit Holders shall in such written consent or consents authorize and approve.

2. Each ~~Certificate holder~~Unit Holder shall own an interest in such corporation in the same proportion as his ~~units~~Units of interest under this Trust bears to all of the ~~units~~Units of interest under this Trust outstanding upon a date fixed by such ~~Certificate holders~~Unit Holders in such written consent or consents, and the shares of such corporation shall be distributed at the time and in the manner prescribed in such written consent or consents.

3. The Trustee shall assign and convey to such corporation such property, property rights and interests then comprising the trust estate as such ~~Certificate holders~~Unit Holders shall authorize and direct in such written consent or consents; and such corporation shall assume such outstanding debts, obligations and liabilities of the Trustee and trust estate as such ~~Certificate holders~~Unit Holders shall authorize and direct in such written consent or consents.

Upon the organization of such corporation, the issuance of its capital stock, the transfer and conveyance of it of property, property rights and interests of the trust estate and the assumption by it of debts, obligations and liabilities of the Trustee and the trust estate, all as above provided, this Trust shall no longer apply to such property, property rights and interests and the Trustee shall be under no further liability or obligations with respect to the property, property rights and interests so assigned and conveyed to such corporation. If all of the property, property rights and interests of the trust estate are assigned and conveyed to such corporation or corporations and all of the debts, obligations and liabilities of the Trustee and trust estate are assumed by such corporation or corporations, this Trust shall terminate and the Trustee shall be under no further liability or obligation whatever.

(c) No amendment to this Indenture shall in any way change the nature of this Trust from that of a purely ministerial trust. Subject to this limitation, ~~Certificate holders~~Unit Holders owning eighty per cent (80%) of the outstanding ~~units~~Units of interest may, by written consent or consents, amend this Indenture in such manner as shall be provided in such written consent or consents; provided, however, that there shall be no change in the rights, duties or responsibilities of the Trustee without the consent of such Trustee; and provided, further, that no such change shall be made if the Trustee shall receive written objection to such change from any ~~Certificate holder~~Unit Holder within twenty (20) days from the date of mailing to the ~~Certificate holders~~Unit Holders of the first notice of the proposed consent.

(d) ~~Certificate holders~~Unit Holders owning eighty per cent (80%) of the outstanding ~~units~~Units of interest may, by written consent or consents, terminate this Trust at such date as may be fixed in such written consent or consents.

Upon termination of this Trust by lapse of time or action of ~~Certificate holders, Certificate holders~~Unit Holders, Unit Holders owning a majority of the outstanding ~~units~~Units of interest shall designate, by written consent or consents, an agent to receive all subsequent conveyances and payments and to distribute the same among the persons entitled thereto.

Section 2. Anything herein to the contrary notwithstanding, this Trust shall in any event terminate not later than twenty-one (21) years from and after the death of the last survivor of all of the individual persons who as Grantors execute this Indenture and establish this Trust and who are living at the effective date of this Trust.

In the event it should be finally determined by any court, tribunal, or other authority having jurisdiction so to determine that the immediately foregoing paragraph of this is invalid for any reason, including the reason that the number of individual persons who as Grantors execute this Indenture and establish this Trust and are living at the effective date of this Trust are either so numerous or so situated that evidence of their deaths is likely to be unreasonably difficult to obtain, then, in that event only, and anything herein to the contrary notwithstanding, this Trust shall terminate not later than twenty-one (21) years from and after death of the last survivor of the following persons, all of whom are Grantors hereunder, to-wit:

L. C. Paslay
J. H. Pernell
Chas. G. McBurney
Geo. M. Pavey, Jr.
Patricia L. Paslay
Neal W. Morris

and the lineal descendants of each of said persons living at the effective date of this Trust.

Section 3. For the purpose of liquidating and concluding the affairs of this Trust at its termination otherwise than by action taken pursuant to Section 1(b) of this Article X, the Trustee shall continue to act as such until its duties have been fully performed, subject to the right of resignation and removal. The Trustee may engage the services of one or more investment advisors or other parties deemed by the Trustee to be qualified as experts on such matters to assist with such sales and shall be entitled to rely on the advice of such persons as contemplated by Article VI, Section 5. At such time, after paying, satisfying and discharging all of the debts, liabilities, and obligations of the trust estate, the Trustee shall make distribution of the trust estate according to the respective interests and rights of the ~~Certificate holders~~Unit Holders, executing and delivering to the persons entitled thereto all instruments of assignment and conveyance, without, however, any warranty of title, as are necessary and required to transfer to each ~~Certificate holder~~Unit Holder legal title to his undivided share of the property then comprising the trust estate, in return for the surrender of his outstanding ~~Certificates~~ Units. After so doing, the Trustee shall be under no further liability.

ARTICLE XI
ESCROW OF A PORTION OF GRANTORS’ INTEREST

Section 1. There is pending in one of the District Courts of Dallas County, Texas, a suit numbered 4966-F styled ‘R. A. Irwin v. L. C. Paslay, et al.’ Because of the pendency of such suit, certain portions of the property, property rights and interests which would otherwise have been assigned and conveyed to the Trustee hereunder and made a part of the trust estate have not been so assigned and conveyed, such portion aggregating a 10/75ths interest of the parties creating this Trust in each of the following items of property comprising the trust estate, viz., the items described in Paragraphs A.1, A.2, A.3, B.5, B.6, B.7, C.8, D.9, and H.13 of ARTICLE II of this Indenture. Concurrently with the execution of this Indenture and the assignment and conveyance to the Trustee of the property, property rights and interests constituting the trust estate, including 65/75ths interest of the parties creating this Trust in each of the items of property comprising the trust estate heretofore referred to, Grantors, except Alex Pope, Jr. and Louis H. Haring, have executed an additional Assignment and Conveyance, dated as of June 1, 1956, as amended and supplemented by a Supplemental Assignment and Conveyance, dated as of June 1, 1956, and other instruments of transfer in favor of the Trustee covering said 10/75ths interest not yet included in the trust estate, which Assignment and Conveyance, as amended and supplemented, and other instruments of transfer have been delivered to Republic National Bank of Dallas, as Depositary (hereinafter referred to as the ‘Depositary’), to be held temporarily by said Depositary and subsequently to be delivered pursuant to the terms of a certain Depositary Agreement, a copy of which, exclusive of signatures and acknowledgments, is annexed hereto as Exhibit C and by reference made a part hereof, as supplemented and amended by a certain Supplemental Depositary Agreement, designated as Part B of an Agreement dated as of June 1, 1956, between the Depositary, Grantors and others, which agreement is by reference made a part hereof. The property, property rights and interests covered by said Assignment and Conveyance, as supplemented and amended by the Supplemental Assignment and Conveyance, are hereinafter sometimes called ‘the escrowed properties,’ and the separate items of property included therein are sometimes referred as having been ‘placed in escrow’. The execution and delivery of the Depositary Agreement, as amended and supplemented, and the execution and delivery of the Assignments and Conveyances, as so amended and supplemented, and other instruments of transfer constituting the ‘Deposited Property’, as defined in the Depositary Agreement, as amended and supplemented, are irrevocable, and each Grantor, upon the acceptance of the considerations and benefits of this Indenture, is precluded from rescission or revocation of the Depositary Agreement, as amended and supplemented, and the conveyances delivered in connection therewith.

Section 2. If and when the above-styled suit has been finally determined and all other suits and adverse claims pending at the time of determination of said suit, if any, have been likewise determined, and all judgments entered against any of the Grantors as a result of any of such suits have been satisfied in such a manner as to permit inclusion of all of the escrowed properties in the trust estate in the manner provided in said Depositary Agreement, as amended, the Assignment and Conveyance to the Trustee, as amended and supplemented by the Supplemental Assignment and Conveyance dated as of June 1, 1956, and the other instruments of transfer deposited with the Depositary shall be delivered by the Depositary to the Trustee concurrently with the delivery by the Depositary to Marine Petroleum Corporation of certain other instruments also deposited in escrow, all as provided in the Depositary Agreement, as amended and supplemented, and the property, property rights and interests covered by this said Assignment and Conveyance to the Trustee, as so amended and supplemented, shall thereafter be and become a part of the trust estate. Upon receipt of the Assignment and Conveyance, as so amended and supplemented, and the other instruments of transfer, the Trustee shall issue to the Grantors, their heirs, executors, administrators or assigns, ~~Certificates~~evidence of ownership of Units representing an aggregate of 266,667 ~~units~~Units of interest, as provided in the Depositary Agreement, as supplemented, and in accordance with the directions contained in said Assignment and Conveyance.

Section 3. If and when the above-styled suit has been finally determined and all other suits and adverse claims pending at the time of determination of said suit, if any, have been likewise determined and all judgments entered against any of the Grantors as a result of the above-styled suit or any other such suits have been satisfied in such manner as to prevent inclusion of all of the escrowed properties in the trust estate, a portion of the escrowed properties may, nevertheless, within one year from the final determination of the last of such suits to be determined, be assigned and conveyed to the Trustee and included in the trust estate, if all the following terms, conditions and limitations are satisfied:

(a) Any Grantor or any group of the Grantors, their heirs or personal representatives, may at any time and from time to time during said one-year period, execute and deliver to the Trustee an assignment and conveyance of a portion of the escrowed properties, provided that such assignment and conveyance or assignments and conveyances in each instance cover an interest in each separate item of property comprising the escrowed properties, and provided further that all of the other conditions of this Section 3 are satisfied;

(b) to the extent that the quantum of interest (number of ~~units~~Units, number of fractional interests, or number of shares, as the case may be) of any such separate item of property to be transferred to the Trustee under this Section 3 is less than the quantum of interest of such item of property originally placed in escrow, then the quantum of interest (number of ~~units~~ Units, number of fractional interests, or number of shares, as the case may be) of each other separate item of property included in the assignment and conveyance to the Trustee shall be proportionately reduced so that the quantum of interest (number of ~~units~~Units, number of fractional interests, or number of shares, as the case may be) of every separate item of property shall bear the same ratio to each of the other items of property as the quantum of interest of each of the separate items of property originally placed in escrow bore to each other. For example, 60,316 shares of beneficial interest in Tidelands Royalty Trust “B” have been originally placed in escrow; accordingly, if 30,158 of such shares are included in the assignment and conveyance contemplated in this Section, being 1/2 of the number of such shares originally placed in escrow and being 50% of the quantum of interest in such item of property originally placed in escrow, 50% of the quantum of interest placed in escrow of each other item of property may be included in such assignment and conveyance, viz., an undivided 2.4864876 interest in the overriding royalty interest conveyed to Marine Instrument Company and others by the Atlantic Refining Company and others, an undivided 2.4864876 interest in and to all of the rights, privileges and benefits under the Atlantic Agreement, 29,166 ~~units~~Units in Tidelands Agency Agreement “A”, an undivided 5% interest in and to all the rights, privileges and benefits under each of the Gulf Agreements, 50,000/1,000,000ths fractional interests in each of the Temporary Indentures, an undivided 5/75ths of the interest of TEMPORARY TRUSTEE in each of the Temporary Indentures, an undivided 5/75ths interest in and to all the rights, privileges and benefits under the Supplemental Gulf Agreement, an undivided 5/75ths interest in and to all of the rights, privileges and benefits under the Texas Gulf Agreement and 30,158 shares of beneficial interest in Tidelands Royalty Trust “B”; upon acceptance by the Trustee of an assignment and conveyance covering such properties in the amounts stated in this example, the Trustee shall issue to such persons, firms or organizations as the persons executing such assignment and conveyance may in writing direct, ~~Certificates~~evidence of ownership of Units for an aggregate of 133,333 ~~units~~Units of interest; it being the purpose of this subsection (b) and of the essence in making provision herein for the transfer of a portion of the escrowed properties to the Trustee, that the interest in the trust estate of a ~~Certificate holder~~Unit Holder at or prior to such assignment and conveyance shall not be diluted but that following such assignment and conveyance each such ~~Certificate holder~~Unit Holder shall thereafter own the same proportionate interest in each of the separate items of property constituting the trust estate as he owned prior to such assignment and conveyance;

(c) concurrently with delivery to the Trustee of such assignment and conveyance or assignment and conveyances the parties executing the same shall execute and deliver to Marine Petroleum Corporation, a Texas corporation, an assignment and conveyance in substantially the same form as the assignment and conveyance to the Trustee, covering a like quantum of interest in and to (i) each of the Gulf Agreements, (ii) each of the Temporary Indentures, (iii) the Supplemental Gulf Agreement, and (iv) the Texas Gulf Agreement, respectively, insofar, but only insofar, as said property, property rights and interests pertain to or affect lands within the State of Louisiana and the lands which would be within the area of the State of Louisiana if its boundaries were extended seaward to the outer margin of the outer Continental Shelf in the Gulf of Mexico, term “outer Continental Shelf” herein having the meaning contained as of the date hereof in Section 2(a) of the United States Outer Continental Shelf Lands Act (hereinafter sometimes referred to as the ‘Louisiana Lands’), such assignment and conveyance to Marine Petroleum Corporation heretofore defined in substantially the same manner as such reservation is expressed in the Assignment and Conveyance to said Corporation, dated as of June 1, 1956, delivered to the Corporation concurrently herewith.

(d) concurrently with delivery to the Trustee and Marine Petroleum Corporation of said assignments and conveyances, the parties executing such assignments and conveyances shall furnish a favorable opinion of Thompson, Knight, Wright & Simmons, of Dallas, Texas, or their successors, or of other counsel acceptable to the Trustee, to the effect that: (i) said assignments and conveyances, upon delivery, will be effective to vest good and marketable title to said property, property rights and interests in the Trustee and Marine Petroleum Corporation, respectively, in accordance with their terms, (ii) said property, property rights and interests are free and clear of all pledges, liens and encumbrances of record, (iii) the transfers of the portion of the escrowed properties to the Trustee and Marine Petroleum Corporation, respectively, have been made in compliance with the provisions of the Indenture and the Supplemental Indentures, and (iv) no dilution will result to the interest of any ~~Certificate holder~~Unit Holder who was a holder at or prior to the transfer of the said additional properties. The opinion of counsel, however, may be made subject to the same kind of exceptions, reservations and comments that are contained in the opinion of counsel delivered to the Trustee upon execution and delivery of the Indenture.

(e) upon acceptance by the Trustee of any such assignment and conveyance, accompanied by the opinion described in sub-paragraph (d), Trustee shall issue to such persons, firms or organizations (including the Trustee acting in any representative or fiduciary capacity) as the persons executing such assignment and conveyance may in writing direct, ~~Certificates~~evidence of ownership of Units for an aggregate number of ~~units~~ Units of interest (less than 266,667) which is in the same ratio in the quantum of interest of each of the separate items of property included in said assignment and conveyance as 266,667 bore to the quantum of interest of each of the separate items of property originally placed in escrow, that is to say, the aggregate number of ~~units~~Units of interest to be issued under this subsection (e) shall be proportionately reduced from 266,667 to the same extent that is provided in subsection (b) of this Section for reducing the quantum of interest of each separate item of property originally placed in escrow;

(f) each of said assignments and conveyances to the Trustee and to Marine Petroleum Corporation shall be joined in by the persons presently doing business as partners under the partnership name of Marine Instrument Company, their successors or assigns, and the TEMPORARY TRUSTEE, his successors or assigns, and shall cover the interest of the TEMPORARY TRUSTEE in each of the Temporary Indentures as said Temporary Indentures pertain to or affect Texas Lands and Louisiana Lands, respectively, the quantum of interest of the TEMPORARY TRUSTEE to be assigned and conveyed in each assignment and conveyance to be determined in the manner heretofore provided in subsection (b) of this Section for determining the quantum of interest to be assigned and conveyed with respect to the items of property therein described;

(g) the Trustee and Marine Petroleum Corporation, in accepting the assignments and conveyances provided for in this Section, and in including the property, property rights and interests covered thereby in the trust estate and in issuing Units and Certificates (or other evidence of ownership of Units), may rely in good faith upon the opinion of counsel to the effect that the Trustee and Marine Petroleum Corporation are acting in accordance with the provisions of this Section.

Section 4. If and when the above-styled suit has been finally determined in the manner provided in Section 2 of this ARTICLE XI to permit inclusion of all the escrowed properties in the trust estate, but nevertheless, because of breach of contract, failure of title, or any other cause, Depositary fails or refuses or is not authorized to deliver the Assignments and Conveyances deposited to the Trustee and Marine Petroleum Corporation, then any GRANTOR or group of GRANTORS may, within one year from the final determination of such suit, assign and convey to the Trustee a portion of the escrowed properties upon the terms, conditions and limitations provided in Section 3 of this ARTICLE XI.

Section 5. The Depositary Agreement is to remain in effect until the final determination of the above-styled suit and any other suits and adverse claims affecting any of the items of property an interest in which is a part of the trust estate pending at the time of determination of said suit and the satisfaction of any judgments entered in favor of the Plaintiff in said suit and in favor of any other claimants in such other suits or until the termination of this trust, whichever is earlier. All costs and expenses in connection with the inclusion in the trust estate of all or part of the escrowed properties and the issue of ~~units~~Units of interest shall be borne by the persons to whom such ~~Certificates~~Units are issued. Except as provided in this ARTICLE XI, the Trustee shall at no time issue ~~Certificates~~evidence of ownership of Units representing more than the 1,733,333 ~~units~~Units of interest specified in Section 1 of ARTICLE V hereof. Upon issuance of any ~~Certificates~~Units under this ARTICLE XI, the Trustee shall promptly give notice thereof to all ~~Certificate holders~~Unit Holders.

ARTICLE XII

This Indenture is not intended to create, and shall not be interpreted as creating, an association, partnership or joint venture of any kind, and nothing herein contained shall be construed as indicating any contrary intention.

This Indenture and the Assignment and Conveyance and Depositary Agreement referred to herein and executed as of the date hereof shall take effect when all of the Grantors have executed one or more counterparts of each of said instruments and the counterparts of such Indenture and Depositary

Agreement have been executed by the Trustee. Upon this Indenture becoming effective, Tidelands Royalty Agency Agreement “A” shall ipso facto terminate and shall thereafter be of no force and effect with respect to the interest under Tidelands Royalty Agency Agreement “A” of all Grantors parties to this Indenture.

Reference is hereby made to the Supplemental Assignment and Conveyance to the Trustee dated as of June 1, 1956, amending and supplementing the Assignment and Conveyance attached as Exhibit A to the Indenture and said Supplemental Assignment and Conveyance is by reference incorporated in the Indenture and this Supplemental Indenture for all purposes.

Reference is hereby made for all purposes of the Indenture and the Supplemental Indenture to the Supplemental Depositary Agreement effected by PART B of this Agreement, as hereinafter set forth.

(No revisions to the Exhibits listed below.)

EXHIBITS TO THE RESTATED MARINE PETROLEUM TRUST INDENTURE

Exhibits Include:

Exhibit A:

Assignment and Conveyance to the Trustee

June 1, 1956

Supplemental Assignment and Conveyance to the Trustee

June 1, 1956

Exhibit B:

Specimen Certificate of Beneficial Interest

Exhibit C:

Depositary Agreement

June 1, 1956

Supplemental Depositary Agreement

June 1, 1956

WRITTEN CONSENT OF UNIT HOLDERS OF

MARINE PETROLEUM TRUST

March 28, 2014

Please sign, date and mail your written consent in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030033333330000000 4 032814

THE TRUSTEE RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 9.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

A Appointment of a Successor Trustee.

	FOR	AGAINST	ABSTAIN
Proposal One - Appointment of Southwest Bank as Successor Trustee.	☐	☐	☐

B Indenture Amendments.

Please read each of the proposals in full in the accompanying consent solicitation statement.

	FOR	AGAINST	ABSTAIN
Proposal Two - Amendment to the Indenture to Permit a Bank other than a National Bank to serve as Trustee.	☐	☐	☐
Proposal Three - Amendment to the Indenture Regarding Ministerial Items.	☐	☐	☐
Proposal Four - Amendments to the Indenture Regarding Expert Advice on Termination.	☐	☐	☐
Proposal Five - Amendments to the Indenture Regarding a Direct Registration System.	☐	☐	☐
Proposal Six - Amendments to the Indenture Regarding Asset Sales.	☐	☐	☐
Proposal Seven - Amendments to the Indenture Regarding Electronic Consent or Consent at a Meeting.	☐	☐	☐
Proposal Eight - Amendments to the Indenture Regarding Investments.	☐	☐	☐
Proposal Nine - Amendments to the Indenture to Extend the Term of the Trust.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Unit holder ____________ Date: ________ Signature of Unit holder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Written Consent. When units are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized per-